EXHIBIT 10.4

AMENDED AND RESTATED INTERCREDITOR AGREEMENT

This AMENDED AND RESTATED INTERCREDITOR AGREEMENT is dated as of October 15, 2009 (as amended, restated, renewed, extended, supplemented or otherwise modified from time to time, this “Agreement”), and entered into by and among SOLUTIA INC., a Delaware corporation (the “Company”), each of the Company’s Subsidiaries party hereto from time to time and CITIBANK, N.A. (“Citi”), in its capacity as administrative agent for the holders of the Term Loan Obligations (as defined below) (together with its successors in such capacity, the “Term Loan Administrative Agent”), and as collateral agent for the holders of the Term Loan Obligations (together with its successors in such capacity, the “Term Loan Collateral Agent”), Citi, in its capacity as administrative agent for the holders of the Revolving Credit Obligations (as defined below) (together with its successors in such capacity, the “Revolving Credit Facility Administrative Agent”), and as collateral agent for the holders of the Revolving Credit Obligations (together with its successors in such capacity, the “Revolving Credit Facility Collateral Agent”), and each other Additional Pari Passu Debt Representative (as defined below) from time to time party hereto.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in Section 1 below.

RECITALS

The Company, the Term Loan Lenders, the Term Loan Administrative Agent, the Term Loan Collateral Agent, GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as syndication agent, DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as documentation agent, and CITIGROUP GLOBAL MARKETS INC. (“CGMI”), GSCP and DEUTSCHE BANK SECURITIES INC. (“DBSI”), as joint lead arrangers and bookrunners, are parties to that certain Credit Agreement, dated as of February 28, 2008, providing a term loan facility to the Company (as amended, restated, supplemented, modified, replaced or refinanced from time to time, the “Term Loan Agreement”) ; provided that if any agreement or instrument refinancing or replacing the Term Loan Agreement expressly provides that it is not intended to be and is not a refinancing or renewal of the Term Loan Agreement then it shall be deemed not to be a “Term Loan Agreement”);

The Revolving Credit Facility Borrowers, the Revolving Credit Lenders, the Revolving Credit Facility Administrative Agent, the Revolving Credit Facility Collateral Agent, CITIBANK INTERNATIONAL PLC, as European collateral agent, DBNY, as syndication agent, GSCP, as documentation agent, and CGMI, DBSI and GSCP, as joint lead arrangers and bookrunners, are parties to that certain Credit Agreement, dated as of dated as of February 28, 2008, providing a revolving credit and letter of credit facility to the Revolving Credit Facility Borrowers (as amended, restated, supplemented, modified, replaced or refinanced from time to time, the “Revolving Credit Agreement”); provided that if any agreement or instrument refinancing or replacing the Revolving Credit Agreement expressly provides that it is not intended to be and is not a refinancing or renewal of the Revolving Credit Agreement then it shall be deemed not to be a “Revolving Credit Agreement”);

In order to induce the Revolving Credit Facility Administrative Agent, the Revolving Credit Facility Collateral Agent, the Revolving Credit Lenders and the other parties to the Revolving Credit Agreement to enter into the Revolving Credit Agreement, and in order to induce the Term Loan Administrative Agent, the Term Loan Collateral Agent and the Term Loan Lenders to enter into the Term Loan Agreement, the Revolving Credit Facility Collateral Agent, the parties hereto have previously entered into an Intercreditor Agreement dated as of February 28, 2008 (the “Original Intercreditor Agreement”) establishing the relative priority of their respective Liens on the Collateral and governing their respective rights with respect thereto;

Pursuant to (i) the Term Loan Agreement, the Term Loan Subsidiary Guarantors have guaranteed the Term Loan Obligations and the Company has agreed to cause certain future Subsidiaries to guaranty the Term Loan Obligations, and (ii) the Revolving Credit Agreement, the Revolving Credit Facility Subsidiary Guarantors have guaranteed the Revolving Credit Obligations and the Revolving Credit Facility Borrowers have agreed to cause certain future Subsidiaries to guaranty the Revolving Credit Obligations;

The Term Loan Agreement and the Revolving Credit Agreement are being amended pursuant to a certain First Amendment to Credit Agreement of even date herewith and a Second Amendment to Credit Agreement of even date herewith, respectively, in each case in order to, among other things, allow the Company and its Subsidiaries to incur additional Indebtedness secured by liens pari passu in priority with the Liens securing the Term Loan Obligations and the Company may from time to time following the date hereof issue such Additional Pari Passu Debt in accordance with the aforesaid amendments;

To the extent permitted by each of Term Loan Agreement and the Revolving Credit Agreement and any Additional Pari Passu Loan Agreement, each of the Company’s Subsidiaries party hereto from time to time agree, if so required under any Additional Pari Passu Credit Documents (and if permitted by the Term Loan Agreement and the Revolving Credit Agreement), shall guarantee such Additional Pari Passu Obligations and the Company shall cause, if required under any Additional Pari Passu Credit Documents, certain future Subsidiaries to guaranty such Additional Pari Passu Obligations; and

In order to induce any Additional Pari Passu Debt Representative and any Additional Pari Passu Lenders to enter into the applicable Additional Pari Passu Loan Agreement, the Revolving Credit Facility Administrative Agent, the Term Loan Collateral Agent and the Term Loan Administrative Agent have agreed to amend and restate the Original Intercreditor Agreement in accordance with the terms and conditions set forth herein.

AGREEMENT

In consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby amend and restate the Original Intercreditor Agreement in its entirety and further agree as follows:

SECTION 1.  Definitions.

1.1  Defined Terms.  As used in the Agreement, the following terms shall have the following meanings:

“Access Acceptance Notice” has the meaning assigned to that term in Section 3.3(b).

“Access Period” means, for each parcel of Mortgaged Premises, the period, after the commencement of an Enforcement Period, which begins on the day that the Revolving Credit Facility Administrative Agent or the Revolving Credit Facility Collateral Agent provides the Term Loan Collateral Agent and any Additional Pari Passu Debt Representative with the notice of its election to request access to any Mortgaged Premises pursuant to Section 3.3(b) below and ends on the earlier of (i) the 150th day after the Revolving Credit Facility Collateral Agent obtains the ability to use, take physical possession of, remove or otherwise control the use or access to the Current Asset Collateral located on such Mortgaged Premises following a Collateral Enforcement Action plus such number of days, if any, after the Revolving Credit Facility Collateral Agent obtains access to such Current Asset Collateral that it is stayed or otherwise prohibited by law or court order from exercising remedies with respect to Current Asset Collateral located on such Mortgaged Premises, (ii) the date on which all or substantially all of the Current Asset Collateral located on such Mortgaged Premises is sold, collected or liquidated, (iii) the date on which the Discharge of Revolving Credit Obligations occurs or (iv) the date on which the Revolving Credit Facility Default, the Term Loan Default or the Additional Pari Passu Loan Default that was the subject of the applicable Enforcement Notice relating to such Enforcement Period has been cured to the satisfaction of the Revolving Credit Facility Collateral Agent (in the case of a Revolving Credit Facility Default), the Term Loan Collateral Agent (in the case of a Term Loan Default) or Additional Pari Passu Debt Representatives (in the case of Additional Pari Passu Loan Defaults), or waived in writing in accordance with the requirements of the applicable Credit Agreement.

“Account Agreements” means any lockbox agreement, pledged account agreement, blocked account agreement, deposit account control agreement, securities account control agreement, or any similar deposit or securities account agreements among any Agents and any Grantors and the relevant financial institution depository or securities intermediary.

“Additional Joinder Agreement” shall mean a joinder agreement in the form of Exhibit B hereto.

“Additional Pari Passu Approved Counterparty” means the counterparty to an Additional Pari Passu Debt Hedging Agreement entered into by the Company or any Additional Pari Passu Subsidiary Guarantor.

“Additional Pari Passu Claimholder” means, at any relevant time, the holders of Additional Pari Passu Obligations at that time, including the Additional Pari Passu Lenders, the agents (including any Additional Pari Passu Debt Representative), trustees or representatives under the Additional Pari Passu Loan Agreement and any Additional Pari Passu Approved Counterparty.

“Additional Pari Passu Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted or purported to be granted under any Additional Pari Passu Security Documents as security for any Additional Pari Passu Obligations.

“Additional Pari Passu Credit Documents” means an Additional Pari Passu Loan Agreement, each Additional Pari Passu Debt Hedging Agreement, and the other “Loan Documents”, “Credit Documents” (or similar term as may be defined in such Applicable Pari Passu Loan Agreement), and each of the other agreements, documents and instruments providing for or evidencing any other applicable Additional Pari Passu Obligations, and any other document or instrument executed or delivered at any time in connection with such applicable Additional Pari Passu Obligations, including any intercreditor or joinder agreement among holders of such Additional Pari Passu Obligations, to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed, increased, replaced, extended or Refinanced from time to time in accordance with the provisions of this Agreement.

“Additional Pari Passu Debt Hedging Agreement” means any Hedging Agreement (as defined in the Term Loan Agreement) or similar agreement or instrument serving a like function, as may be defined and permitted under the applicable Additional Pari Passu Debt Loan Agreement.

“Additional Pari Passu Debt Representative” means each Person appointed to act as collateral agent, administrative agent, trustee or representative (or in any similar representative capacity)

for the holders of Additional Pari Passu Obligations pursuant to any Additional Pari Passu Loan Agreement (including any successors and assigns from time to time).

“Additional Pari Passu Lender” means the lenders, investors or noteholders under and as defined in any Additional Pari Passu Loan Agreement and any other holders of Indebtedness under any Additional Pari Passu Loan Agreement.

“Additional Pari Passu Loan Agreement” means the indenture, loan agreement, credit agreement, note purchase agreement or other agreement or instrument (as may be amended, restated, supplemented, modified, replaced or refinanced from time to time) under which any Additional Term Loan Pari Passu Obligations are incurred.

“Additional Pari Passu Loan Default” means an “Event of Default” as defined in any applicable Additional Pari Passu Loan Agreement, or any other event, circumstance or condition that permits the holder thereof to accelerate the obligations of the Company thereunder or to exercise remedies in connection therewith.

“Additional Pari Passu Mortgages” means a collective reference to each mortgage, deed of trust or other document or instrument under which any Lien under any Real Estate Asset owned by any Grantor is granted to secure any Additional Pari Passu Obligations or under which rights or remedies with respect to any such Liens are governed.

“Additional Pari Passu Obligations” means collectively (a) the loans made, notes issued or indebtedness otherwise incurred under any Additional Term Loan Pari Passu Loan Agreement, and all other amounts, obligations, covenants and duties owing by the Company and any Additional Pari Passu Subsidiary Guarantors to any Additional Pari Passu Debt Representative, any Additional Pari Passu Lender, any Affiliate of any of them or any indemnitee thereunder, of every type and description (whether by reason of an extension of credit, loan, guaranty, indemnification or otherwise), present or future, arising under such Additional Pari Passu Loan Agreement or any such other Additional Pari Passu Credit Document, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired and whether or not evidenced by any note, guaranty or other instrument or for the payment of money, including all fees, interest (including interest accruing after the maturity of the loans under such Additional Pari Passu Loan Agreement and Post-Petition Interest), charges, expenses, attorneys’ fees and disbursements and other sums chargeable to the Company or any Additional Pari Passu Subsidiary Guarantor under the applicable Additional Pari Passu Loan Agreement or any other applicable Additional Pari Passu Credit Document and (b) the due and punctual payment and performance of all obligations of the Company and Additional Pari Passu Subsidiary Guarantors under each Additional Pari Passu Debt Hedging Agreement; provided that such obligations shall be Additional Pari Passu Obligations hereunder only to the extent (a) at the time such obligations are incurred, such obligations are not prohibited from being incurred and secured by Liens on Collateral with the priority as set forth herein for such Additional Pari Passu Obligations by the terms of, and do not violate any terms and conditions of, the Revolving Credit Facility Credit Documents and the Term Loan Credit Documents, (b) the Grantors have granted Liens on any of the Collateral to secure such obligations, (c) such obligations have been designated as “Additional Pari Passu Obligations” by the Company in writing to the Revolving Credit Facility Agent and to the Term Loan Collateral Agent, and each of such Persons shall have received copies of the applicable Additional Pari Passu Loan Agreements, and (d) the Additional Pari Passu Debt Representative, for the holders of such obligations is a party to this Agreement or has entered into an Additional Joinder Agreement on behalf of the Additional Pari Passu Claimholders under such agreement acknowledging that such holders shall be bound by the terms hereof applicable to Additional Pari Passu Claimholders.

Notwithstanding the foregoing, if the aggregate amount of Indebtedness constituting principal outstanding under all Additional Pari Passu Loan Agreements and all other Additional Pari Passu Credit Documents (other than Indebtedness in respect of Additional Pari Passu Debt Hedging Agreements), when added to the then outstanding principal balance of the Term Loans, exceeds $1.45 billion, then only that amount of such Indebtedness which, when added to the then outstanding principal balance of the Term Loan Obligations equals $1.45 billion (together with interest, fees, expenses and indemnification obligations with respect thereto), plus obligations in respect of the Additional Pari Passu Debt Hedging Agreement shall constitute Additional Pari Passu Obligations for purposes of this Agreement; provided that notwithstanding the foregoing, “Additional Pari Passu Obligations” shall include, if applicable, Indebtedness pursuant to a DIP Financing to the extent permitted pursuant to Section 6.1(b).

“Additional Pari Passu Security Documents” means any agreement, document or instrument pursuant to which a Lien is granted or purported to be granted to secure any Additional Pari Passu Obligations or under which rights or remedies with respect to such Liens are governed.

“Additional Pari Passu Subsidiary Guarantors” means a Restricted Subsidiary of the Company that is a “guarantor” under an applicable Additional Pari Passu Credit Documents or is otherwise liable the obligations of the Company thereunder or which provides credit support thereunder.

“Affiliate” of any Person means any other Person which, directly or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan).

“Agents” means the Revolving Credit Facility Collateral Agent, the Term Loan Collateral Agent, each Additional Pari Passu Debt Representative and the Designated Fixed Asset Collateral Representative.

“Agreement” has the meaning assigned to that term in the preamble hereto.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Bankruptcy Law” means each of the Bankruptcy Code, any similar federal, state or foreign laws, rules or regulations for the relief of debtors or any reorganization, insolvency, moratorium or assignment for the benefit of creditors or any other marshalling of the assets and liabilities of any Person and any similar laws, rules or regulations relating to or affecting the enforcement of creditors’ rights generally.

“Books and Records” means all instruments, files, records, ledger sheets and documents evidencing, covering or relating to any of the Collateral.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including partnership interests, membership interests in a limited liability company and beneficial interests in a trust, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing.

“Cash Management Document” means any certificate, agreement or other document executed by any Revolving Credit Facility Borrower or any Revolving Credit Facility Subsidiary Guarantor in respect of the Cash Management Obligations of such Revolving Credit Facility Borrower or Revolving Credit Facility Subsidiary Guarantor.

“Cash Management Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of such Person in respect of cash management services (including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements) provided by any Revolving Credit Facility Approved Counterparty (regardless of whether these or similar services were provided prior to the date hereof by such Revolving Credit Facility Approved Counterparty), including obligations for the payment of fees, interest, charges, expenses, attorneys’ fees and disbursements in connection therewith.

“CGMI” has the meaning assigned to that term in the Recitals to this Agreement.

“Chattel Paper” means all present and future “chattel paper” (as defined in Article 9 of the UCC).

“Citi” has the meaning assigned to that term in the preamble to this Agreement.

“Claimholder” means, collectively, the Revolving Credit Claimholders, the Term Loan Claimholders and the Additional Pari Passu Claimholders.

“Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, now owned or hereafter acquired, constituting both Revolving Credit Facility Grantor Collateral and either Term Loan Collateral or Additional Pari Passu Collateral, or both.

“Collateral Enforcement Action” means, collectively or individually for one or more of the Agents, when a Revolving Credit Facility Default, Term Loan Default or Additional Pari Passu Loan Default, as the case may be, has occurred and is continuing, whether or not in consultation with any other Agent, to repossess or join any Person in repossessing, or exercise or join any Person in exercising, or institute or maintain or participate in any action or proceeding with respect to, any remedies with respect to any Collateral or commence the judicial enforcement of any of the rights and remedies under the Revolving Credit Facility Credit Documents, the Term Loan Credit Documents, the applicable Additional Pari Passu Credit Documents or under any applicable law, but in all cases (i) including (a) instituting or maintaining, or joining any Person in instituting or maintaining, any enforcement, contest, protest, attachment, collection, execution, levy or foreclosure action or proceeding with respect to any Collateral, whether under any Credit Document or otherwise, (b) exercising any right of set-off with respect to any Grantor, (c) the collection and application of, or the delivery of any activation notice with respect to, accounts or other monies deposited from time to time in Deposit Accounts or Securities Accounts or otherwise exercising any right or remedy under any Account Agreement with respect to Deposit Accounts or Securities Accounts, (d) exercising any right or remedy under any landlord access agreement, landlord waiver, bailee letter or similar agreement or arrangement or (e) causing (or, after the occurrence and during the continuance of any Event of Default, consenting to or requesting) any sale or other disposition of any Collateral and (ii) excluding the imposition of a default rate or late fee, in each case in accordance with the terms of the Revolving Credit Facility Credit Documents, the Term Loan Credit Documents or the applicable Additional Pari Passu Credit Documents; provided that notwithstanding anything to the contrary in the foregoing, the exercise of rights or remedies by the Revolving Credit Facility Collateral Agent under any Account Agreement with respect to a Deposit Account or a Securities Account or the notification of account debtors, in each case, during a “Liquidity Event Period (Borrowing Base)”, “Liquidity Event Period (Cash Dominion)”, “Liquidity Event Period (Fixed Charge Coverage Ratio)” or

“Liquidity Event Period (European Notification)” (each, as defined in the Revolving Credit Agreement) shall not constitute a Collateral Enforcement Action under this Agreement.

“Common Collateral” means all Collateral which also constitutes Additional Pari Passu Collateral; provided that if more than one Series of Additional Pari Passu Obligations are outstanding at any time and the holders of less than all Series of Additional Pari Passu Obligations hold a valid and perfected Lien on any Additional Pari Passu Collateral at such time, then such Additional Pari Passu Collateral shall constitute Common Collateral only for those Series of Additional Pari Passu Obligations that hold a valid Lien on such Additional Pari Passu Collateral at such time and shall not constitute Common Collateral for any Series which does not have a valid and perfected Lien on such Additional Pari Passu Collateral at such time.

“Company” has the meaning assigned to that term in the preamble to this Agreement.

“Contingent Obligations” means at any time, any indemnification or other similar contingent obligations which are not then due and owing at the time of determination.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person whether by ownership of voting securities, by con-tract or otherwise, and the terms “Controlling” and “Controlled” shall have meanings correlative thereto.

“Copyrights” means all U.S. and foreign copyrights (whether registered or unregistered and whether published or unpublished) and all mask works (as such term is defined in 17 U.S.C. Section 901, et seq.), together with any and all (i) registrations and applications therefor, (ii) rights and privileges arising under applicable law with respect thereto, (iii) renewals and extensions thereof, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damage awards and payments for past, present or future infringements or other violations thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof.

“Credit Agreements” means, collectively, the Term Loan Agreement, the Revolving Credit Agreement and all Additional Pari Passu Loan Agreements.

“Credit Documents” means, collectively, the Revolving Credit Facility Credit Documents, the Term Loan Facility Credit Documents and the Additional Pari Passu Credit Documents.

“Current Asset Collateral” means all Collateral consisting of:  (a) accounts, other than “payment intangibles” (as defined in Article 9 of the UCC) which constitute identifiable proceeds of Fixed Asset Collateral; (b) all Inventory or documents of title for any Inventory; (c) Deposit Accounts, Securities Accounts, Instruments (solely to the extent constituting or evidencing obligations owing on Accounts and excluding Intercompany Notes) and Chattel Paper (solely to the extent constituting or evidencing obligations owing on accounts); (d) Current Asset General Intangibles; (e) any credit insurance policy maintained with respect to accounts of any Grantor; (f) Records, Letters of Credit, Letter of Credit Rights, “supporting obligations” (as defined in Article 9 of the UCC), commercial tort claims or other claims and causes of action, in each case, to the extent related primarily to any of the foregoing; and (g) substitutions, replacements, accessions, products and proceeds (including insurance proceeds, licenses, royalties, income, payments, claims, damages and proceeds of suit) of any or all of the foregoing; provided that to the extent that identifiable Proceeds (including Instruments and Chattel Paper) of Fixed Asset Collateral are deposited or held in any Deposit Accounts or Securities Accounts that constitute Current Asset Collateral after an Enforcement Notice, then (as provided in Section 3.5 below) such

Collateral or other identifiable Proceeds shall be treated as Fixed Asset Collateral for purposes of this Agreement.

“Current Asset General Intangibles” means all General Intangibles arising out of the other items of property included within clauses (a), (b), (c) and (e) of the definition of Current Asset Collateral, including all contingent rights with respect to warranties on Inventory or accounts which are not yet “payment intangibles” (as defined in Article 9 of the UCC).

“DBNY” has the meaning assigned to that term in the Recitals to this Agreement.

“DBSI” has the meaning assigned to that term in the Recitals to this Agreement.

“Deposit Accounts” means, collectively, (i) all “deposit accounts” (as defined in Article 9 of the UCC) and all accounts and sub-accounts relating to any of the foregoing accounts and (ii) all cash, funds, checks, notes and instruments from time to time held in or on deposit in any of the accounts or sub-accounts described in clause (i) of this definition.

“Designated Fixed Asset Collateral Representative” means, as of the date of this Agreement and for so long as any Obligations under the Term Loan Agreement remain outstanding, the Term Loan Collateral Agent, and at any time following the Discharge of Term Loan Obligations, such Person as is designated as the “Designated Fixed Asset Collateral Representative” by the Additional Pari Passu Claimholders holding a majority of the aggregate Additional Pari Passu Obligations outstanding at any given time.

“DIP Financing” has the meaning assigned to that term in Section 6.1.

“Discharge of Additional Pari Passu Obligations” means, except to the extent otherwise expressly provided in Section 5.5:

(a) payment in full in cash of the principal of and interest (including Post-Petition Interest), on all Indebtedness outstanding under all Additional Pari Passu Credit Documents and constituting Additional Pari Passu Obligations secured by such Collateral (including any Refinancings of any thereof to the extent such Refinancings thereof constitute Additional Pari Passu Obligations);

(b) payment in full in cash of all other Additional Pari Passu Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than any indemnification obligations for which no claim or demand for payment, whether oral or written, has been made at such time); and

(c) termination or expiration of all commitments, if any, to extend credit that would constitute Additional Pari Passu Obligations (including any Refinancings of any thereof).

If a Discharge of any Additional Pari Passu Obligations occurs prior to the termination of this Agreement in accordance with Section 8.2, to the extent that Additional Pari Passu Obligations are incurred or Additional Pari Passu Obligations are reinstated in accordance with Sections 4.4 or 6.4, the Discharge of Additional Pari Passu Obligations shall (effective upon the incurrence of such Additional Pari Passu Obligations or reinstatement of such Additional Pari Passu Obligations, as applicable) be deemed to no longer be effective.

“Discharge of Revolving Credit Obligations” means, except to the extent otherwise expressly provided in Section 5.5:

(a) payment in full in cash of the principal of and interest (including Post-Petition Interest), on all Indebtedness outstanding under the Revolving Credit Facility Credit Documents and constituting Revolving Credit Obligations (including any Refinancings of any thereof to the extent such Refinancings thereof constitute Revolving Credit Obligations);

(b) payment in full in cash of all other Revolving Credit Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than any indemnification obligations for which no claim or demand for payment, whether oral or written, has been made at such time);

(c) termination or expiration of all commitments, if any, to extend credit that would constitute Revolving Credit Obligations (including any Refinancings of any thereof); and

(d) termination of all letters of credit, bank guarantees and similar instruments issued or otherwise outstanding under the Revolving Credit Facility Credit Documents and constituting Revolving Credit Obligations or providing cash collateral or backstop letters of credit reasonably acceptable to the Revolving Credit Facility Administrative Agent in an amount equal to 103% of the aggregate undrawn face amount of such letters of credit, bank guarantees and similar instruments (in a manner reasonably satisfactory to the Revolving Credit Facility Administrative Agent).

If a Discharge of Revolving Credit Obligations occurs prior to the termination of this Agreement in accordance with Section 8.2, to the extent that additional Revolving Credit Obligations are incurred or Revolving Credit Obligations are reinstated in accordance with Sections 4.4 or 6.4, the Discharge of Revolving Credit Obligations shall (effective upon the incurrence of such additional Revolving Credit Obligations or reinstatement of such Revolving Credit Obligations, as applicable) be deemed to no longer be effective.

“Discharge of Term Loan Obligations” means, except to the extent otherwise expressly provided in Section 5.5:

(a) payment in full in cash of the principal of and interest (including Post-Petition Interest), on all Indebtedness outstanding under the Term Loan Credit Documents and constituting Term Loan Obligations (including any Refinancings of any thereof to the extent such Refinancings thereof constitute Term Loan Obligations);

(b) payment in full in cash of all other Term Loan Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than any indemnification obligations for which no claim or demand for payment, whether oral or written, has been made at such time); and

(c) termination or expiration of all commitments, if any, to extend credit that would constitute Term Loan Obligations (including any Refinancings of any thereof).

If a Discharge of Term Loan Obligations occurs prior to the termination of this Agreement in accordance with Section 8.2, to the extent that additional Term Loan Obligations are incurred or Term Loan Obligations are reinstated in accordance with Sections 4.4 or 6.4, the Discharge of Term Loan Obligations shall (effective upon the incurrence of such additional Term Loan Obligations or reinstatement of such Term Loan Obligations, as applicable) be deemed to no longer be effective.

“Disposition” has the meaning assigned to that term in Section 5.1(b).

“Enforcement Notice” means a written notice delivered, at a time when a Revolving Credit Facility Default, Term Loan Default or Additional Pari Passu Loan Default has occurred and is continuing, by either (a) in the case of a Revolving Credit Facility Default, the Revolving Credit Facility Administrative Agent or the Revolving Credit Facility Collateral Agent to the Term Loan Collateral Agent and each Additional Pari Passu Debt Representative; (b) in the case of a Term Loan Default, the Term Loan Administrative Agent or the Term Loan Collateral Agent to the Revolving Credit Facility Collateral Agent and each Additional Pari Passu Debt Representative or (c) in the case of an Additional Pari Passu Loan Default, such applicable Additional Pari Passu Debt Representative to the Term Loan Collateral Agent, Revolving Credit Facility Collateral Agent and each other Additional Pari Passu Debt Representative, in each case, announcing that an Enforcement Period has commenced, specifying the relevant event of default, stating the current balance of the Revolving Credit Obligations, the Term Loan Obligations or the applicable Additional Pari Passu Obligations, as applicable, and requesting the current balance of the Term Loan Obligations (in the case of a notice sent by the Revolving Credit Facility Collateral Agent) or the Revolving Credit Obligations (in the case of a notice sent by the Term Loan Collateral Agent), as applicable.

“Enforcement Period” means the period of time following the receipt by any of the Revolving Credit Facility Administrative Agent, the Term Loan Administrative Agent or any Additional Pari Passu Debt Representative of an Enforcement Notice until the earliest of (i) in the case of an Enforcement Period commenced by the Term Loan Collateral Agent, the Discharge of Term Loan Obligations, (ii) in the case of an Enforcement Period commenced by the Revolving Credit Facility Administrative Agent or the Revolving Credit Facility Collateral Agent, the Discharge of Revolving Credit Obligations, (iii) in the case of an Enforcement Period commenced by any Additional Pari Passu Debt Representative, the Discharge of Additional Pari Passu Obligations of such Series, (iv) the Revolving Credit Facility Administrative Agent, the Term Loan Administrative Agent or any Additional Pari Passu Debt Representative (as applicable) agrees in writing to terminate the Enforcement Period, or (v) the date on which the Revolving Credit Facility Default, the Term Loan Default or the Additional Pari Passu Loan Default that was the subject of the Enforcement Notice relating to such Enforcement Period has been cured to the satisfaction of the Revolving Credit Facility Agent (in the case of a Revolving Credit Facility Default), or the Term Loan Administrative Agent (in the case of a Term Loan Default), or the applicable Additional Pari Passu Debt Claimholders (in the case of a Additional Pari Passu Loan Default), as applicable, or waived in writing in accordance with the requirements of the applicable Credit Agreement.

“Equipment” means:  (i) all “equipment” (as defined in Article 9 of the UCC), (ii) all machinery, manufacturing equipment, data processing equipment, computers, office equipment, furnishings, furniture, appliances, “fixtures” (as defined in Article 9 of the UCC) and tools (in each case, regardless of whether characterized as equipment under the UCC) and (iii) all accessions or additions thereto, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, now or hereafter existing, including any fixtures.

“Fixed Asset Collateral” means all Collateral other than the Current Asset Collateral and including all:  (a) Equipment; (b) Real Estate Assets; (c) Intellectual Property; (d) Fixed Asset General Intangibles; (e) documents of title related to Equipment; (f) Records, “supporting obligations” (as defined in Article 9 of the UCC), commercial tort claims or other claims and causes of action, in each case, to the extent related primarily to any of the foregoing; (g) Capital Stock owned by any Grantor and Intercompany Notes; and (h) substitutions, replacements, accessions, products and proceeds (including insurance proceeds, licenses, royalties, income, payments, claims, damages and proceeds of suit) of any or all of the foregoing.

“Fixed Asset General Intangibles” means all General Intangibles which are not Current Asset General Intangibles.

“GAAP” means generally accepted accounting principles in the United States applied on a consistent basis.

“General Intangibles” means all present and future “general intangibles” (as defined in Article 9 of the UCC), but excluding “payment intangibles” (as defined in Article 9 of the UCC), Hedging Agreements and Intellectual Property and any rights thereunder.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Grantors” means the (i) Company, (ii) each of the Term Loan Subsidiary Guarantors, (iii) each other Person that has or from time to time hereafter guarantees any of the Term Loan Obligations and executes and delivers a Term Loan Security Document as a “grantor” or “pledgor” (or the equivalent thereof), (iv) each of the Revolving Credit Facility Subsidiary Guarantors that is also a Term Loan Subsidiary Guarantor, (v) each other person that has or from time to time hereafter guarantees any of the U.S. Obligations (as defined in the Revolving Credit Agreement) and executes and delivers a Revolving Credit Facility Guarantor Security Document as a “grantor” or “pledgor” (or the equivalent thereof) (but only if such person has also guaranteed or provided security for the Term Loan Obligations); (vi) each of the Additional Pari Passu Subsidiary Guarantors, and (vii) and each other person that has or from time to time hereafter guarantees any of the Additional Pari Passu Obligations as a “grantor” or “pledgor” (or the equivalent thereof) (but only if such person has also guaranteed or provided security for the Term Loan Obligations and the Revolving Credit Obligations).

“GSCP” has the meaning assigned to that term in the Recitals to this Agreement.

“Hedging Agreement” means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement and all other similar agreements or arrangements designed to alter the risks of any Person arising from fluctuations in interest rate, currency values or commodity prices.

“Indebtedness” means and includes all Obligations that constitute “Indebtedness” within the meaning of the Term Loan Agreement or the Revolving Credit Agreement, as applicable.

“Insolvency or Liquidation Proceeding” means:

(a) any voluntary or involuntary case or proceeding under the Bankruptcy Code or any other Bankruptcy Law with respect to any Grantor;

(b) any other voluntary or involuntary insolvency, reorganization, winding-up or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to a material portion of their respective assets (other than any merger or consolidation, liquidation or dissolution not involving bankruptcy or insolvency that is expressly permitted pursuant to Section 6.03 of the Term Loan Agreement and of the Revolving Credit Agreement and the comparable provision, if any, of any Additional Pari Passu Loan Agreement);

(c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy (other than any merger or consolidation, liquidation or dissolution not involving bankruptcy or insolvency that is expressly permitted pursuant to Section 6.03 of the Term Loan Agreement and of the Revolving Credit Agreement and the comparable provision, if any, of any Additional Pari Passu Loan Agreement);

(d) any case or proceeding seeking arrangement, adjustment, protection, relief or composition of any debt or other property of any Grantor;

(e) any case or proceeding seeking the entry of an order of relief or the appointment of a custodian, receiver, trustee or other similar proceeding with respect to any Grantor or any property or Indebtedness of any Grantor;

(f) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor; or

(g) any analogous step or procedure under applicable laws of any jurisdiction.

“Instruments” means all present and future “instruments” (as defined in Article 9 of the UCC).

“Intellectual Property” means, collectively, with respect to any Grantor, all intellectual and similar property rights of every kind and nature, whether arising under United States, multinational or foreign laws or otherwise, including Patents, Copyrights, Intellectual Property Licenses, Trademarks, Trade Secrets, intangible rights in software and databases not otherwise included in the foregoing, and all rights corresponding thereto throughout the world (including the right to sue and to collect proceeds), and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and Books and Records describing or used in connection with, any of the foregoing.

“Intellectual Property Licenses” means, collectively, with respect to each Grantor, all agreements pursuant to which such Grantor receives or grants any right in, to, or under Intellectual Property, including license agreements, distribution agreements and covenants not to sue (regardless of whether such agreements and covenants are contained within an agreement that also covers other matters, such as development or consulting) with respect to any Patent, Trademark, Copyright, Trade Secrets or other Intellectual Property, whether such Grantor is a licensor or licensee, distributor or distributee under any such agreement, together with any and all (i) amendments, renewals, extensions, supplements and continuations thereof, and (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable there-under and with respect thereto including damages and payments for past, present or future infringements or violations thereof.

“Intercompany Notes” means all indebtedness owing by any of the Company or its Subsidiaries to any Grantor, whether or not represented by a note or agreement.

“Intercreditor Agreement Joinder” means an agreement substantially in the form of Exhibit A attached hereto.

“Inventory” mean all present and future “inventory” (as defined in Article 9 of the UCC), and in any event, including all goods held for sale or lease or to be furnished under contracts of service or so leased or furnished, all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in any Grantor’s business; the purchaser’s interest in any goods being manufactured pursuant to any contract or other arrangement with a supplier, all goods in transit from suppliers (whether or not evidenced by a document of title); all goods in which any Grantor has an interest in mass or a joint or other interest or right of any kind; and all goods which are returned to or repossessed by any Grantor, all computer programs embedded in any goods and all accessions thereto and products thereof (in each case, regardless of whether characterized as inventory under the UCC).

“Lender” means each Term Loan Lender, each Revolving Credit Lender and each Additional Pari Passu Lender.

“Letter of Credit” means any present and future “letter of credit” (as defined in Article 5 of the UCC).

“Letter of Credit Right” means any present and future “letter-of-credit right” (as defined in Article 9 of the UCC).

“Lien” means, with respect to any Property, (a) any mortgage, deed of trust, deed to secure debt, lien, pledge, encumbrance, charge, assignment, hypothecation or security interest in or on such Property, or any arrangement to provide priority or preference or any filing of any financing statement under the UCC or any other similar notice of lien under any similar notice or recording statute of any Governmental Authority, including any easement, right-of-way or other encumbrance on title to Real Property, in each of the foregoing cases whether voluntary or imposed by law, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such Property, (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities, (d) in the case of any investment property or deposit account, any contract or other agreement under which any third party has the right to control such investment property or deposit account and (e) any other agreement intended to give or create any of the foregoing.

“Mortgaged Premises” means any Real Estate Asset which shall now or hereafter be subject to a Term Loan Mortgage or an Additional Pari Passu Mortgage.

“New Agent” has the meaning assigned to that term in Section 5.5.

“New Debt Notice” has the meaning assigned to that term in Section 5.5.

“Notice of Occupancy” has the meaning assigned to that term in Section 3.3(b).

"Notifying Agent" has the meaning assigned to such term in Section 3.3(b).

“Obligations” means all Revolving Credit Obligations, all Term Loan Obligations and all Additional Pari Passu Obligations.

“Patents” means, collectively, all United States and foreign patents, patent applications, certificates of inventions, and industrial designs, together with any and all (i) rights and privileges arising under applicable law with respect to any of the foregoing, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations extensions and continuations-in-part thereof and amendments thereto, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements or other violations thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements or other violations thereof.

“Person” means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and Governmental Authorities.

“Plan” means any “Plan” as defined in the Term Loan Agreement.

“Pledged Collateral” has the meaning assigned to that term in Section 5.4(a).

“Post-Petition Interest” means interest, fees, expenses and other charges that pursuant to the Term Loan Agreement, the Revolving Credit Agreement or any Additional Pari Passu Loan Agreement, continue to accrue after the commencement of any Insolvency or Liquidation Proceeding or would continue to accrue but for the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest, fees, expenses and other charges are allowed or allowable under the Bankruptcy Law or in any such Insolvency or Liquidation Proceeding.

“Property” or “property” means any right, title or interest in or to property or assets of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible and including any ownership interests of any Person.

“Real Estate Asset” means, at any time of determination, any interest (fee, leasehold or otherwise) then owned by any Grantor in any Real Property.

“Real Property” means, collectively, all right, title and interest (including any leasehold, mineral or other estate) in and to any and all parcels of or interests in real property owned, leased or operated by any Person, whether by lease, license or other means, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures and equipment, all general intangibles and contract rights and other property and rights incidental to the ownership, lease or operation thereof.

“Records” means all present and future “records” (as defined in Article 9 of the UCC).

“Recovery” has the meaning assigned to that term in Section 6.4.

“Refinance” means, in respect of any Indebtedness, to refinance (including by means of sale of debt securities to institutional investors), extend, increase, renew, defease, amend, modify, supplement, restructure, replace (whether upon termination or otherwise), refund or repay, or to issue other Indebtedness, in exchange or replacement for, such Indebtedness in whole or in part, and the terms “Refinanced” and “Refinancing” shall have meanings correlative thereto.

“Revolving Credit Agreement” has the meaning assigned to that term in the Recitals to this Agreement.

“Revolving Credit Claimholders” means, at any relevant time, the holders of Revolving Credit Obligations at that time, including the Revolving Credit Lenders, the Issuers (as defined in the Revolving Credit Agreement), the agents under the Revolving Credit Facility Credit Documents, any Revolving Credit Facility Approved Counterparties.

“Revolving Credit Commitments” means the “Revolving Credit Commitments” (as such term is defined in the Revolving Credit Agreement).

“Revolving Credit Facility Administrative Agent” has the meaning assigned to that term in the preamble to this Agreement.

“Revolving Credit Facility Agents” means the Revolving Credit Facility Administrative Agent and the Revolving Credit Facility Collateral Agent.

“Revolving Credit Facility Approved Counterparty” means the Revolving Credit Facility Administrative Agent, any Revolving Credit Facility Lender or any Affiliate of any of them.

“Revolving Credit Facility Borrowers” means the Company, Solutia Europe SPRL/BVBA, a private limited liability company incorporated under Belgian law with registered office Chaussée de Boondael 6, 1050 Bruxelles, registered with the Crossroads Bank for Enterprises under number 0460.474.440, Commercial Court of Brussels (formerly known as Solutia Europe SA/NV, a limited liability company) (“Solutia Europe”); Flexsys SA/NV, a Belgian limited liability company (“société anonyme”/“naamloze vennootschap”), having its registered office at Boondaalsesteenweg 6, 1050 Brussels, Belgium and registered with the Legal Entities Register (RPM/RPR Brussels) under enterprise number 454.045.419, and any other Person that becomes a “Borrower” under the Revolving Credit Agreement in accordance with the terms thereof.

“Revolving Credit Facility Cap Amount” means $450.0 million.

“Revolving Credit Facility Collateral Agent” has the meaning assigned to that term in the preamble to this Agreement.

“Revolving Credit Facility Credit Documents” means the Revolving Credit Agreement and the other “Loan Documents” (as defined in the Revolving Credit Agreement), each Cash Management Document and each of the other agreements, documents and instruments providing for or evidencing any other Revolving Credit Obligation, and any other document or instrument executed or delivered at any time in connection with any Revolving Credit Obligations, including any intercreditor or joinder agreement among holders of Revolving Credit Obligations to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, increased, modified, replaced, renewed, extended or Refinanced from time to time in accordance with the provisions of this Agreement.

“Revolving Credit Facility Default” means an “Event of Default” (as defined in the Revolving Credit Agreement).

“Revolving Credit Facility Grantor Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted or purported to be granted under the Revolving Credit Grantor Security Documents as security for any Revolving Credit Obligations.

“Revolving Credit Facility Grantor Security Documents” means each Revolving Credit Facility Security Document with respect to which any Grantor is a party.

“Revolving Credit Facility Security Documents” means the “Security Documents” (as defined in the Revolving Credit Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted or purported to be granted to secure any Revolving Credit Obligations or under which rights or remedies with respect to such Liens are governed.

“Revolving Credit Facility Subsidiary Guarantor” means a “Subsidiary Guarantor” (as defined in the Revolving Credit Agreement).

“Revolving Credit Lenders” means the “Lenders” under and as defined in the Revolving Credit Agreement.

“Revolving Credit Obligations” means, collectively, (a) the loans made under the Revolving Credit Agreement, reimbursement obligations in respect of letters of credit, bank guarantees and similar instruments issued or otherwise outstanding under the Revolving Credit Agreement and all other amounts, obligations, covenants and duties owing by the Revolving Credit Facility Borrowers and any Revolving Credit Facility Subsidiary Guarantors to any Revolving Credit Facility Agent, any Revolving Credit Lender, any Affiliate of any of them or any “Indemnitee” (as defined in the Revolving Credit Agreement), of every type and description (whether by reason of an extension of credit, loan, guaranty, indemnification or otherwise), present or future, arising under the Revolving Credit Agreement or any other Revolving Credit Facility Credit Document, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired and whether or not evidenced by any note, guaranty or other instrument or for the payment of money, including all fees, interest (including interest accruing after the maturity of the loans under the Revolving Credit Agreement and Post-Petition Interest), charges, expenses, attorneys’ fees and disbursements and other sums chargeable to the Revolving Credit Facility Borrowers or any Revolving Credit Facility Subsidiary Guarantors under the Revolving Agreement or any other Revolving Credit Facility Credit Document and (b) the due and punctual payment and performance of all Cash Management Obligations of the Revolving Credit Facility Borrowers and any Revolving Credit Facility Subsidiary Guarantors.

Notwithstanding the foregoing, if the sum of (x) the aggregate principal amount of Indebtedness constituting principal outstanding under the Revolving Credit Agreement and the other Revolving Credit Facility Credit Documents (other than Indebtedness in respect of Cash Management Obligations of the Revolving Credit Facility Borrowers and the Revolving Credit Facility Subsidiary Guarantors ) plus (y) the aggregate face amount of any outstanding letters of credit, bank guarantees and similar instruments issued under the Revolving Credit Agreement, exceeds the Revolving Credit Facility Cap Amount, then only that portion of such Indebtedness and such aggregate face amount of letters of credit, bank guarantees and similar instruments equal to the Revolving Credit Facility Cap Amount plus Cash Management Obligations of the Revolving Credit Facility Borrowers and the Revolving Credit Facility Subsidiary Guarantors shall be included in Revolving Credit Obligations and interest, fees, expenses and indemnification obligations with respect to such Indebtedness and letters of credit, bank guarantees and similar instruments shall only constitute Revolving Credit Obligations to the extent related to Indebtedness and the face amounts of letters of included in the Revolving Credit Obligations; provided that notwithstanding the foregoing, “Revolving Credit Obligations” shall include, if applicable, Indebtedness pursuant to a DIP Financing to the extent permitted pursuant to Section 6.1(a).

“Revolving Credit Standstill Period” has the meaning assigned to that term in Section 3.2(a)(1).

“Securities” means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

“Securities Accounts” means all present and future “securities accounts” (as defined in Article 8 of the UCC), including all cash, funds, “uncertificated securities” and “securities entitlements” (in each case, as defined in Article 8 of the UCC) from time to time held therein or on deposit therein.

“Series” means, with respect to any Additional Pari Passu Obligations, each Additional Pari Passu Obligations incurred pursuant to any Additional Pari Passu Loan Agreement, which pursuant to any Additional Joinder Agreement are intended to constitute Additional Pari Passu Obligations hereunder.

“Subsidiary” means, with respect to any Person (“parent”), (i) any corporation, limited liability company, association or other business entity of which more than 50% of the outstanding Capital Stock having ordinary voting power to elect a majority of the board of directors of such corporation, limited liability company, association or other business entity (irrespective of whether at the time any other class or classes of Capital Stock of such corporation, limited liability company, association or other business entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by the parent, by the parent and one or more other Subsidiaries of the parent, or by one or more other Subsidiaries of the parent; (ii) any partnership of which more than 50% of the outstanding partnership interests having the power to act as a general partner of such partnership (irrespective of whether at the time any partnership interests other than general partnership interests of such partnership shall or might have voting power upon the occurrence of any contingency) are at the time directly or indirectly owned by the parent, by the parent and one or more other Subsidiaries of the parent, or by one or more other Subsidiaries of the parent; or (iii) any other Person that is otherwise Controlled by the parent, by the parent and one or more other Subsidiaries of the parent, or by one or more other Subsidiaries of the parent.  Unless otherwise indicated, when used in this Agreement, the term “Subsidiary” shall refer to a Subsidiary of the Company.

“Term Loan Administrative Agent” has the meaning assigned to that term in the preamble to this Agreement.

“Term Loan Agents” means the Term Loan Administrative Agent and the Term Loan Collateral Agent.

“Term Loan Agreement” has the meaning assigned to that term in the Recitals to this Agreement, provided that, for purposes of this Agreement only, no Additional Pari Passu Credit Document shall be deemed to be a Term Loan Agreement.

“Term Loan Approved Counterparty” means the counterparty to a Term Loan Hedging Agreement entered into by the Company or any Term Loan Subsidiary Guarantor.

“Term Loan Cap Amount” means, at any time, $1.45 billion minus the Indebtedness constituting outstanding principal with respect to any Additional Pari Passu Obligations.

“Term Loan Claimholders” means, at any relevant time, the holders of Term Loan Obligations at that time, including the Term Loan Lenders, the agents under the Term Loan Credit Documents, any Term Loan Approved Counterparties.

“Term Loan Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted or purported to be granted under any Term Loan Security Documents as security for any Term Loan Obligations.

“Term Loan Collateral Agent” has the meaning assigned to that term in the preamble to this Agreement.

“Term Loan Credit Documents” means the Term Loan Agreement and the other “Loan Documents” (as defined in the Term Loan Agreement), each Term Loan Hedging Agreement and each of the other agreements, documents and instruments providing for or evidencing any other Term Loan Obligation, and any other document or instrument executed or delivered at any time in connection with any Term Loan Obligations, including any intercreditor or joinder agreement among holders of Term Loan Obligations, to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed, increased, replaced, extended or Refinanced from time to time in accordance with the provisions of this Agreement, provided that, for purposes of this Agreement only, no Additional Pari Passu Credit Document shall be deemed to be a Term Loan Credit Document.

“Term Loan Default” means an “Event of Default” (as defined in the Term Loan Agreement).

“Term Loan Hedging Agreement” means each “Pari Passu Secured Hedging Agreement” (as defined in the Term Loan Agreement).

“Term Loan Lenders” means the “Lenders” under and as defined in the Term Loan Agreement.

“Term Loan Mortgages” means a collective reference to each mortgage, deed of trust and other document or instrument under which any Lien on any Real Estate Asset owned by any Grantor is granted to secure any Term Loan Obligations or under which rights or remedies with respect to any such Liens are governed.

“Term Loan Obligations” means, collectively, (a) the loans made under the Term Loan Agreement and all other amounts, obligations, covenants and duties owing by the Company and any Term Loan Subsidiary Guarantors to any Term Loan Agent, any Term Loan Lender, any Affiliate of any of them or any “Indemnitee” (as defined in the Term Loan Agreement), of every type and description (whether by reason of an extension of credit, loan, guaranty, indemnification or otherwise), present or future, arising under the Term Loan Agreement or any other Term Loan Credit Document, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired and whether or not evidenced by any note, guaranty or other instrument or for the payment of money, including all fees, interest (including interest accruing after the maturity of the loans under the Term Loan Agreement and Post-Petition Interest), charges, expenses, attorneys’ fees and disbursements and other sums chargeable to the Company or any Term Loan Subsidiary Guarantor under the Term Loan Agreement or any other Term Loan Credit Document and (b) the due and punctual payment and performance of all obligations of the Company and the Term Loan Subsidiary Guarantors under each Term Loan Hedging Agreement.

Notwithstanding the foregoing, if the aggregate amount of Indebtedness constituting principal outstanding under the Term Loan Agreement and the other Term Loan Credit Documents (other than Indebtedness in respect of Term Loan Hedging Agreements) is in excess of the Term Loan Cap Amount, then only that portion of such Indebtedness equal to the Term Loan Cap Amount plus obligations in respect of Term Loan Hedging Agreements shall be included in Term Loan Obligations and interest, fees, expenses and indemnification obligations with respect to such Indebtedness shall only constitute Term Loan Obligations to the extent related to Indebtedness included in the Term Loan Obligations; provided that notwithstanding the foregoing, “Term Loan Obligations” shall include, if applicable, Indebtedness pursuant to a DIP Financing to the extent permitted pursuant to Section 6.1(b).

“Term Loan Security Documents” means the “Security Documents” (as defined in the Term Loan Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted or purported to be granted to secure any Term Loan Obligations or under which rights or remedies with respect to such Liens are governed.

“Term Loan/Additional Pari Passu Standstill Period” has the meaning assigned to that term in Section 3.1(a)(1).

“Term Loan Subsidiary Guarantor” means a “Subsidiary Guarantor” (as defined in the Term Loan Agreement).

“Trademarks” means, collectively, all United States, state, and foreign trademarks,  service marks, certification marks, slogans, logos, certification marks, trade dress, internet domain names, corporate names, trade names, and other source or business identifiers, whether registered or unregistered (whether statutory or common law and whether established or registered in the United States or any other country or any political subdivision thereof), together with any and all (i) registrations and applications for any of the foregoing, (ii) good-will connected with the use thereof and symbolized thereby, (iii) rights and privileges arising under applicable law with respect to the use of any of the foregoing, (iv) renewals thereof and amendments thereto, (v) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements, dilutions or other violations thereof, (vi) rights corresponding thereto throughout the world and (vii) rights to sue for past, present and future infringements, dilutions or other violations thereof.

“Trade Secrets” means all trade secrets and all other confidential or proprietary information and know-how, whether or not such information has been reduced to a writing or other tangible form, together with all (i) rights and privileges arising under applicable law with respect to the use of any of the foregoing, (ii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future misappropriation or other violations thereof, (iii) rights corresponding thereto throughout the world and (iv) rights to sue for past, present and future misappropriation or other violations thereof.

“UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York; provided that in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of any Collateral Agent’s or any secured party’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect from time to time in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

1.2. Terms Generally.  The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise:

(a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented, modified, renewed or extended;

(b) any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns;

(c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;

(d) all references herein to Sections shall be construed to refer to Sections of this Agreement;

(e) all references to terms defined in the UCC in effect in the State of New York shall have the meaning ascribed to them therein (unless otherwise specifically defined herein); and

(f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 2.  Lien Priorities.

2.1 Relative Priorities.  Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the Term Loan Obligations granted on the Collateral, any Liens securing any Additional Pari Passu Obligations granted on the Collateral (or any portion thereof) or of any Liens securing the Revolving Credit Obligations granted on the Collateral and notwithstanding any provision of any UCC, or any other applicable law or the Revolving Credit Facility Credit Documents, the Term Loan Credit Documents or any of the Additional Pari Passu Credit Documents or any defect or deficiencies in, or failure to perfect, the Liens securing the Revolving Credit Obligations, the Term Loan Obligations or any Additional Pari Passu Obligations or any or any other circumstance whatsoever, the Revolving Credit Facility Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, the Term Loan Collateral Agent, on behalf of itself and the Term Loan Claimholders and each Additional Pari Passu Debt Representative, on behalf of itself and the applicable Series of Additional Pari Passu Claimholders, hereby agree that:

(a) any Lien on the Current Asset Collateral securing any Revolving Credit Obligations, whether now or hereafter held by or on behalf of the Revolving Credit Facility Collateral Agent or any Revolving Credit Claimholders or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in right, priority, operation and all other respects to all Liens on the Current Asset Collateral securing any Term Loan Obligations or any Additional Pari Passu Obligations;

(b) any Lien on the Fixed Asset Collateral securing any (i) Term Loan Obligations, whether now or hereafter held by or on behalf of the Term Loan Collateral Agent, any Term Loan Claimholders or any agent or trustee therefor or (ii) any Additional Pari Passu Obligations, whether now or hereafter held by or on behalf of the any Additional Pari Passu Debt Representative, any Additional Pari Passu Claimholders or any agent or trustee therefore, in each case regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in right, priority, operation and all other respects to all Liens on the Fixed Asset Collateral securing any Revolving Credit Obligations; and

(c) any Lien on the Collateral securing any Term Loan Obligations whether now or hereafter held by or on behalf of the Term Loan Collateral Agent, any Term Loan Claimholders or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be pari passu in right, priority, operation and all other respects to all Liens on the Collateral securing any Additional  Pari Passu Obligations, whether now or hereafter held by or on behalf of such Additional Pari Passu Debt Representative, such Additional Pari Passu Claimholders or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise.

2.2 Prohibition on Contesting Liens.  Each of the Term Loan Collateral Agent, for itself and on behalf of each Term Loan Claimholder, each Additional Pari Passu Debt Representative, for itself and on behalf of each applicable Series of Additional Pari Passu Claimholders and the Revolving Credit Facility Collateral Agent, for itself and on behalf of each Revolving Credit Claimholder, agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of a Lien held by or on behalf of any of the Revolving Credit Claimholders, any of the Term Loan Claimholders or any of the Additional Pari Passu Claimholders in the Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of either Agent or any Revolving Credit Claimholder, Term Loan Claimholder of any Additional Pari Passu Claimholder to enforce this Agreement, including the provisions of this Agreement relating to the priority of the Liens securing the Obligations as provided in Sections 2.1, 3.1 and 3.2.  The Term Loan Collateral Agent, for itself and on behalf of each Term Loan Claimholder, and each Additional Pari Passu Debt Representative, on behalf of itself and the applicable series of Additional Pari Passu Claimholders acknowledges that the  Revolving Credit Obligations are secured by collateral granted by European Loan Parties (as such term is defined in the Revolving Credit Agreement) and, in furtherance of this agreement, agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of a Lien held by or on behalf of any of the Revolving Credit Claimholders in any such collateral.

2.3 No New Liens.  So long as the Discharge of Revolving Credit Obligations, the Discharge of Term Loan Obligations and the Discharge of Additional Pari Passu Obligations have not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against one or more of the Company or any other Grantor, the parties hereto agree that neither the Company nor any other Grantor nor any other Subsidiary that is required to be a Grantor pursuant to the terms of the Term Loan Credit Documents, shall:

(a) grant or permit any Liens on any of its property to secure any Term Loan Obligations unless it has granted or concurrently grants a Lien on such property to secure the Revolving Credit Obligations and, to the extent applicable and constituting property that is Common Collateral or is of the type that is meant to be security for such Additional Pari Passu Obligations, any Series of Additional Pari Passu Obligations; or

(b) grant or permit any Liens on any of its property to secure any Revolving Credit Obligations (other than cash collateralization of Revolving Credit Obligations consisting of Letters of Credit (as such term is defined in the Revolving Credit Agreement) unless it has granted or concurrently grants a Lien on such property to secure the Term Loan Obligations or, to the extent applicable and constituting property that is Common Collateral or is of the type that is meant to be security for such Additional Pari Passu Obligations, any Series of Additional Pari Passu Obligations; or

(c) grant or permit any Liens on any of its property to secure any Series of Additional Pari Passu Obligations unless it has granted or concurrently grants Liens on such property to secure the Term Loan Obligations and the Revolving Credit Obligations pursuant to the terms of such Credit Agreements.

To the extent any additional Liens are granted on any asset or property pursuant to this Section 2.3, the priority of such additional Liens shall be determined in accordance with Section 2.1.  In addition, to the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available hereunder, the Revolving Credit Facility Collateral Agent, on behalf of the Revolving Credit Claimholders, the Term Loan Collateral Agent, on behalf of the Term Loan

Claimholders, and each Additional Pari Passu Debt Representative, on behalf of the applicable Additional Pari Passu Claimholders, agree that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.2.

2.4 Similar Liens and Agreements.  The parties hereto agree that it is their intention that the Revolving Credit Facility Grantor Collateral, the Term Loan Collateral and the Additional Pari Passu Collateral be identical (other than (i) cash collateralization of Revolving Credit Obligations consisting of Letters of Credit (as such term is defined in the Revolving Credit Agreement) pursuant to the terms of the Revolving Credit Agreement and (ii) in the case of Additional Pari Passu Obligations, property that is not Common Collateral or is not of the type of property that is meant to be security for such Additional Pari Passu Obligations).  In furtherance of the foregoing and of Section 8.8, the parties hereto agree, subject to the other provisions of this Agreement (including Section 5.3):

(a) upon request by the Revolving Credit Facility Collateral Agent, the Term Loan Collateral Agent or any Additional Pari Passu Debt Representative, to cooperate in good faith from time to time in order to determine the specific items included in the Revolving Credit Facility Grantor Collateral, the Term Loan Collateral and the applicable Additional Pari Passu Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the Revolving Credit Facility Credit Documents, the Term Loan Credit Documents and the Additional Pari Passu Credit Documents; and

(b) that the Revolving Credit Facility Grantor Security Documents, the Term Loan Security Documents and the Additional Pari Passu Security Documents and guarantees delivered by Grantors for the Revolving Credit Obligations, the Term Loan Obligations and, to the extent applicable and practicable, Additional Pari Passu Obligations, subject to Section 5.3, shall be in all material respects the same forms of documents other than with respect to differences to reflect the nature of the lending arrangements and the respective Obligations secured thereunder and, to the extent relevant, the priority of the Liens granted thereunder with respect to the Fixed Asset Collateral and the Current Asset Collateral (and, in the case of Additional Pari Passu Obligations, any differences reflecting that such Obligations may be secured by only a subset of the Collateral).

SECTION 3.  Enforcement.

3.1 Exercise of Remedies – Restrictions on the Term Loan Collateral Agent and Additional Pari Passu Debt Representatives.

(a) Until the Discharge of Revolving Credit Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, the Term Loan Collateral Agent, the Term Loan Claimholders, the Additional Pari Passu Debt Representatives and the Additional Pari Passu Claimholders:

(1) will not seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, or otherwise exercise or seek to exercise any rights or remedies with respect to any Current Asset Collateral (including the exercise of any right of setoff or any right under any Account Agreement with respect to Deposit Accounts or Securities Accounts) or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure); provided that the Term Loan Collateral Agent or any Additional Pari Passu Debt Representative may exercise any or all such rights or remedies after the passage of a period of at least 180 days has elapsed since the later of: (A) the date on which any Term Loan Agent or Additional Pari Passu Debt Representative, as applicable, first declared the existence of a Term Loan Default or an Additional Pari Passu Loan Default, as applicable, and demanded the repayment of all the principal amount of any

Term Loan Obligations or applicable Additional Pari Passu Obligations, as applicable; and (B) the date on which the Revolving Credit Facility Administrative Agent and the other Additional Pari Passu Debt Representatives received notice from the Term Loan Collateral Agent or any Additional Pari Passu Debt Representative of such declaration of a Term Loan Default or an Additional Pari Passu Loan Default, as applicable, and demand for repayment (the “Term Loan/Additional Pari Passu Standstill Period”); provided, further, that notwithstanding anything herein to the contrary, in no event shall any of the Term Loan Collateral Agent, the Term Loan Claimholder, Additional Pari Passu Debt Representative or Additional Pari Passu Claimholder exercise any rights or remedies with respect to the Current Asset Collateral (unless (x) the final step triggering the “one action rule” or any similar legal provision in any applicable state has occurred and (y) the applicable Term Loan Claimholder or Additional Pari Passu Claimholder has provided written notice to the Revolving Credit Claimholders and any other Additional Pari Passu Claimholders no later than five days prior to the commencement of such final step of its exercise of any rights or remedies permitted hereunder) if, notwithstanding the expiration of the Term Loan/Additional Pari Passu Standstill Period, the Revolving Credit Facility Collateral Agent or Revolving Credit Claimholders shall have commenced and be diligently pursuing the exercise of their rights or remedies with respect to all or any material portion of such Collateral (prompt notice of such exercise to be given to the Term Loan Collateral Agent and any applicable Additional Pari Passu Debt Representative);

(2) will not contest, protest or object to, or otherwise interfere with, any foreclosure proceeding or action brought by the Revolving Credit Facility Collateral Agent or any Revolving Credit Claimholder or any other exercise by the Revolving Credit Facility Collateral Agent or any Revolving Credit Claimholder of any rights and remedies relating to the Current Asset Collateral, whether under the Revolving Credit Facility Credit Documents or otherwise; and

(3) subject to their rights under clause (a)(1) above and except as may be permitted in Section 3.1(c), will not object to the forbearance by the Revolving Credit Facility Collateral Agent or any of the Revolving Credit Claimholders from bringing or pursuing any Collateral Enforcement Action;

provided that, in the case of (1), (2) and (3) above, the Liens granted to secure the Term Loan Obligations of the Term Loan Claimholders and the Additional Pari Passu Obligations of the Additional Pari Passu Claimholders shall attach to the Proceeds of Collateral (and of Common Collateral, in the case of Additional Pari Passu Obligations) resulting from any such actions taken by the Revolving Credit Facility Collateral Agent or any Revolving Credit Claimholder in accordance with this Agreement (after giving effect to any proper application of such Proceeds to the Revolving Credit Obligations) subject to the relative priorities described in Section 2.

(b) Until the Discharge of Revolving Credit Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, the Term Loan Collateral Agent, for itself and on behalf of the Term Loan Claimholders, and each Additional Pari Passu Debt Representative, for itself and on behalf of the applicable Additional Pari Passu Claimholders, agrees that the Revolving Credit Facility Collateral Agent and the Revolving Credit Claimholders shall have the right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and, in connection therewith (including voluntary Dispositions of Current Asset Collateral by the respective Grantors after a Revolving Credit Facility Default) make determinations regarding the release, disposition, or restrictions with respect to the Current Asset Collateral (including exercising remedies under Account Agreements with respect to Deposit Accounts or Securities Accounts) without any consultation with or the consent of the Term Loan Collateral Agent, any Term Loan Claimholder, any Additional Pari Passu Debt Representative or any Additional Pari Passu Claimholder; provided that the Lien securing the Term Loan Obligations and Additional Pari Passu Obligations shall remain on the Proceeds of Common

Collateral (other than those properly applied to the Revolving Credit Obligations) of such Collateral released or disposed of subject to the relative priorities described in Section 2.  In exercising rights and remedies with respect to the Current Asset Collateral, the Term Loan Collateral Agent, for itself and on behalf of the Term Loan Claimholders, and each Additional Pari Passu Debt Representative, for itself and on behalf of the applicable Additional Pari Passu Claimholders agrees that the Revolving Credit Facility Collateral Agent and the Revolving Credit Claimholders may enforce the provisions of the Revolving Credit Facility Credit Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion.  Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of the Current Asset Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC (and any similar or equivalent legislation of any applicable jurisdiction outside the United States) and of a secured creditor under the Bankruptcy Laws of any applicable jurisdiction.

(c) Notwithstanding the foregoing, the Term Loan Collateral Agent, and any Term Loan Claimholder, any Additional Pari Passu Debt Representative or any Additional Pari Passu Claimholder may:

(1) file a claim or statement of interest with respect to the Term Loan Obligations or the applicable Additional Pari Passu Obligations, as applicable; provided that an Insolvency or Liquidation Proceeding has been commenced by or against any Grantor;

(2) take any action in order to create, perfect, preserve or protect its Lien on any of the Collateral; provided that such action shall not be inconsistent with the terms of this Agreement and shall not be adverse to the priority status of the Liens on the Current Asset Collateral, or the rights of the Revolving Credit Facility Collateral Agent or the Revolving Credit Claimholders to exercise remedies in respect thereof;

(3) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Term Loan Claimholders or the applicable Additional Pari Passu Claimholders, as applicable, including any claims secured by the Current Asset Collateral, if any, in each case in accordance with the terms of this Agreement;

(4) file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement;

(5) vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Term Loan Obligations or the applicable Additional Pari Passu Obligations and the Fixed Asset Collateral (that, in the case of Additional Pari Passu Obligations, constitutes Common Collateral);

(6) exercise any of its rights or remedies with respect to any of the Collateral after the termination of the Term Loan/Additional Pari Passu Standstill Period to the extent permitted by Section 3.1(a)(1); and

(7) make a cash bid on all or any portion of the Collateral in any foreclosure proceeding or action.

The Term Loan Collateral Agent, on behalf of itself and the Term Loan Claimholders, and each Additional Pari Passu Debt Representative, on behalf of itself and the applicable Additional Pari Passu Claimholders, agrees that it will not take or receive any Current Asset Collateral or any Proceeds of such Collateral in connection with the exercise of any right or remedy (including set-off) with respect to any such Collateral in its capacity as a creditor in violation of this Agreement.  Without limiting the generality of the foregoing, unless and until, the Discharge of Revolving Credit Obligations has occurred, except as expressly provided in this Section 3.1(c) and Sections 3.1(a) and 6.3(c)(1), the sole right of the Term Loan Collateral Agent, the Term Loan Claimholders, any Additional Pari Passu Debt Representative or any Additional Pari Passu Claimholder with respect to the Current Asset Collateral is to hold a Lien on such Collateral pursuant to the Term Loan Security Documents or the applicable Additional Pari Passu Security Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of Revolving Credit Obligations has occurred.

(d) Subject to Sections 3.l(a), 3.1(c) and 6.3(c)(1):

(1) (x) the Term Loan Collateral Agent, for itself and on behalf of the Term Loan Claimholders, agrees that the Term Loan Collateral Agent and the Term Loan Claimholders will not, and (y) each Additional Pari Passu Debt Representative, for itself and on behalf of the applicable Additional Pari Passu Claimholders, agrees that such Additional Pari Passu Debt Representative and such applicable Additional Pari Passu Claimholders will not, except as not prohibited herein, take any action that would hinder any exercise of remedies under the Revolving Credit Facility Credit Documents or that is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the Current Asset Collateral, whether by foreclosure or otherwise;

(2) (x) the Term Loan Collateral Agent, for itself and on behalf of the Term Loan Claimholders, hereby waives any and all rights it or the Term Loan Claimholders may have and (y) each Additional Pari Passu Debt Representative, for itself and on behalf of the applicable Additional Pari Passu Claimholders, hereby waives any and all rights it or the applicable Additional Pari Passu Claimholders may have in each case, as a junior lien creditor with respect to the Current Asset Collateral or otherwise to object to the manner in which the Revolving Credit Facility Collateral Agent or the Revolving Credit Claimholders seek to enforce or collect the Revolving Credit Obligations or the Liens on the Current Asset Collateral securing the Revolving Credit Obligations granted in any of the Revolving Credit Facility Credit Documents or to any action that is not prohibited by this Agreement, regardless of whether any action or failure to act by or on behalf of the Revolving Credit Facility Collateral Agent or Revolving Credit Claimholders is adverse to the interest of the Term Loan Claimholders or such Additional Pari Passu Claimholders; and

(3) (x) the Term Loan Collateral Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in any of the Term Loan Security Documents or any other Term Loan Credit Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the Revolving Credit Facility Collateral Agent or the Revolving Credit Claimholders with respect to the Current Asset Collateral as set forth in this Agreement and the Revolving Credit Facility Credit Documents and (y) each Additional Pari Passu Debt Representative hereby acknowledges and agrees that no covenant, agreement or restriction contained in any of the applicable Additional Pari Passu Security Documents or any other Additional Pari Passu Credit Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the Revolving Credit Facility Collateral Agent or the Revolving Credit Claimholders with respect to the Current Asset Collateral as set forth in this Agreement and the Revolving Credit Facility Credit Documents.

(e) Except as otherwise specifically set forth in Sections 3.1(a), 3.1(d) and 3.5, the Term Loan Collateral Agent, the Term Loan Claimholders, any Additional Pari Passu Debt

Representative and any Additional Pari Passu Claimholder may exercise rights and remedies as unsecured creditors against any Grantor (in the case of any Term Loan Claimholders) or the Company and any applicable Additional Pari Passu Subsidiary Guarantors (in the case of any Additional Pari Passu Claimholders) and may exercise rights and remedies with respect to the Fixed Asset Collateral, in each case, in accordance with the terms of the Term Loan Credit Documents or the applicable Additional Pari Passu Credit Documents, as applicable, and applicable law; provided that in the event that any Term Loan Claimholder or any Additional Pari Passu Claimholder becomes a judgment Lien creditor in respect of Current Asset Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Term Loan Obligations or the Applicable Additional Pari Passu Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Revolving Credit Obligations) as the other Liens securing the Term Loan Obligations and the Additional Pari Passu Obligations are subject to this Agreement.

(f) Nothing in this Agreement shall prohibit the receipt by the Term Loan Collateral Agent, any Term Loan Claimholders, any Additional Pari Passu Debt Representative or any Additional Pari Passu Claimholder of payments of interest, principal and other amounts owed in respect of the Term Loan Obligations or the applicable Additional Pari Passu Obligations, so long as such receipt is not the direct or indirect result of the exercise by the Term Loan Collateral Agent, any Term Loan Claimholders, any such Additional Pari Passu Debt Representative or any such Additional Pari Passu Claimholders of rights or remedies as a secured creditor (including set-off) or enforcement of any Lien held by any of them, in each case in contravention of this Agreement.  Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Revolving Credit Facility Collateral Agent or the Revolving Credit Claimholders may have against the Grantors under the Revolving Credit Facility Credit Documents, other than with respect to the Fixed Asset Collateral solely to the extent expressly provided herein.

3.2 Exercise of Remedies – Restrictions on the Revolving Credit Facility Collateral Agent

(a) Until the Discharge of Term Loan Obligations and the Discharge of Additional Pari Passu Obligations have occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, the Revolving Credit Facility Collateral Agent and the Revolving Credit Claimholders:

(1) will not seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, or otherwise exercise or seek to exercise any rights or remedies with respect to any Fixed Asset Collateral or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure); provided that the Revolving Credit Facility Collateral Agent may exercise the rights provided for in Section 3.3 (with respect to any Access Period) and may exercise any or all such other rights or remedies after the passage of a period of at least 180 days has elapsed since the later of: (A) the date on which the Revolving Credit Facility Administrative Agent or the Revolving Credit Facility Collateral Agent declared the existence of any Revolving Credit Facility Default and demanded the repayment of all the principal amount of any Revolving Credit Obligations; and (B) the date on which the Term Loan Collateral Agent and each Additional Pari Passu Debt Representative received notice from the Revolving Credit Facility Collateral Agent of such declaration of a Revolving Credit Facility Default and demand for repayment (the “Revolving Credit Standstill Period”); provided, further, that notwithstanding anything herein to the contrary, in no event shall the Revolving Credit Facility Collateral Agent or any Revolving Credit Claimholder exercise any rights or remedies (other than those under Section 3.3) with respect to the Fixed Asset Collateral (unless (x) the final step triggering the “one action rule” or any similar legal provision in any applicable state has occurred and (y) the applicable Revolving Credit Claimholder has provided written notice to the Term Loan Claimholders and the Additional Pari Passu Claimholders no later than five days prior to the commencement of such final step of its exercise of any rights or remedies permitted hereunder) if, notwithstanding the expiration of the Revolving Credit Standstill Period, the Term Loan Collateral Agent, the Term Loan Claimholders, any Additional Pari Passu Debt Representative or any Series of Additional Pari Passu Claimholders shall have commenced and be diligently pursuing the exercise of their rights or remedies with respect to all or any material portion of such Collateral (prompt notice of such exercise to be given to the Revolving Credit Facility Collateral Agent);

(2) will not contest, protest or object to, or otherwise interfere with, any foreclosure proceeding or action brought by the Term Loan Collateral Agent, any Term Loan Claimholder, any Additional Pari Passu Debt Representative or any Additional Pari Passu Claimholder or any other exercise by the Term Loan Collateral Agent, any Term Loan Claimholder, any Additional Pari Passu Debt Representative or any Additional Pari Passu Claimholder of any rights and remedies relating to the Fixed Asset Collateral, whether under the Term Loan Credit Documents, any Additional Pari Passu Credit Documents or otherwise; and

(3) subject to their rights under clause (a)(1) above and except as may be permitted in Section 3.2(c), will not object to the forbearance by the Term Loan Collateral Agent, the Term Loan Claimholders, any Additional Pari Passu Debt Representative or any Additional Pari Passu Claimholder from bringing or pursuing any Collateral Enforcement Action;

provided that in the case of (1), (2) and (3) above, the Liens granted to secure the Revolving Credit Obligations of the Revolving Credit Claimholders shall attach to any Proceeds resulting from any such actions taken by the Term Loan Collateral Agent, any Term Loan Claimholder, any Additional Pari Passu Debt Representative or any Additional Pari Passu Claimholder in accordance with this Agreement (after giving effect to any proper application of such Proceeds to the Term Loan Obligations and the Additional Pari Passu Obligations) subject to the relative priorities described in Section 2.

(b) Until the Discharge of Term Loan Obligations and the Discharge of any applicable Additional Pari Passu Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, the Revolving Credit Facility Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, agrees that the Term Loan Collateral Agent, the Term Loan Claimholders, the Additional Pari Passu Debt Representatives and the Additional Pari Passu Claimholders (with respect to such Common Collateral only) shall have the right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and, in connection therewith (including voluntary Dispositions of Fixed Asset Collateral by the respective Grantors after a Term Loan Default or an Additional Pari Passu Default) make determinations regarding the release, disposition, or restrictions with respect to the Fixed Asset Collateral without any consultation with or the consent of the Revolving Credit Facility Collateral Agent or any Revolving Credit Claimholder; provided that the Lien securing the Revolving Credit Obligations shall remain on the Proceeds (other than those properly applied to the Term Loan Obligations and the Additional Pari Passu Obligations) of such Collateral released or disposed of subject to the relative priorities described in Section 2.  In exercising rights and remedies with respect to the Fixed Asset Collateral, the Revolving Credit Facility Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, agrees that the Term Loan Collateral Agent, the Term Loan Claimholders, the Additional Pari Passu Debt Representatives and the Additional Pari Passu Claimholders may enforce the provisions of the Term Loan Credit Documents and the Additional Pari Passu Credit Documents, as applicable, and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion.  Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of the Fixed Asset Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC (and any similar or equivalent legislation of any applicable jurisdiction outside the United States) and of a secured creditor under the Bankruptcy Laws of any applicable jurisdiction.

(c) Notwithstanding the foregoing, the Revolving Credit Facility Collateral Agent and any Revolving Credit Claimholder may:

(1) file a claim or statement of interest with respect to the Revolving Credit Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against any Grantor;

(2) take any action in order to create, perfect, preserve or protect its Lien on any of the Collateral; provided that such action shall not be inconsistent with the terms of this Agreement and shall not be adverse to the priority status of the Liens on the Fixed Asset Collateral, or the rights of the Term Loan Collateral Agent, any of the Term Loan Claimholders, any Additional Pari Passu Debt Representative or any Additional Pari Passu Claimholder to exercise remedies in respect thereof;

(3) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Revolving Credit Claimholders, including any claims secured by the Fixed Asset Collateral, if any, in each case in accordance with the terms of this Agreement;

(4) file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement;

(5) vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Revolving Credit Obligations and the Current Asset Collateral;

(6) exercise any of its rights or remedies with respect to any of the Collateral after the termination of the Revolving Credit Standstill Period to the extent permitted by Section 3.2(a)(1); and

(7) make a cash bid on all or any portion of the Collateral in any foreclosure proceeding or action.

The Revolving Credit Facility Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, agrees that it will not take or receive any Fixed Asset Collateral or any Proceeds of such Collateral in connection with the exercise of any right or remedy (including set-off) with respect to any such Collateral in its capacity as a creditor in violation of this Agreement.  Without limiting the generality of the foregoing, unless and until the Discharge of Term Loan Obligations and, to the extent applicable with respect to any specific Common Collateral, the Discharge of Additional Pari Passu Obligations has occurred, except as expressly provided in this Section 3.2(c) and Sections 3.2(a), 3.3 and 6.3(c)(2), the sole right of the Revolving Credit Facility Collateral Agent and the Revolving Credit Claimholders with respect to the Fixed Asset Collateral is to hold a Lien on such Collateral pursuant to the Revolving Credit Facility Security Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of Term Loan Obligations and, to the extent applicable with respect to any specific Common Collateral, the Discharge of Additional Pari Passu Obligations has occurred.

(d) Subject to Sections 3.2(a), 3.2(c), 3.3 and 6.3(c)(2):

(1) the Revolving Credit Facility Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, agrees that the Revolving Credit Facility Collateral Agent and the Revolving Credit Claimholders will not, except as not prohibited herein, take any action that would hinder any exercise of remedies under the Term Loan Credit Documents or the Additional Pari Passu Credit Documents, or that is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the Fixed Asset Collateral, whether by foreclosure or otherwise;

(2) the Revolving Credit Facility Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, hereby waives any and all rights it or the Revolving Credit Claimholders may have as a junior lien creditor with respect to the Fixed Asset Collateral or otherwise to object to the manner in which the Term Loan Collateral Agent, the Term Loan Claimholders, any Additional Pari Passu Debt Representative or the Additional Pari Passu Claimholders seek to enforce or collect the Term Loan Obligations, or the applicable Additional Pari Passu Obligations, as applicable, or the Liens on the Fixed Asset Collateral securing the Term Loan Obligations granted in any of the Term Loan Credit Documents or to any action that is not prohibited by this Agreement, regardless of whether any action or failure to act by or on behalf of the Term Loan Collateral Agent, the Term Loan Claimholders, any Additional Pari Passu Debt Representative or the Additional Pari Passu Claimholders is adverse to the interest of the Revolving Credit Claimholders; and

(3) the Revolving Credit Facility Collateral Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in any of the Revolving Credit Facility Security Documents or any other Revolving Credit Facility Credit Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the Term Loan Collateral Agent, the Term Loan Claimholders, any Additional Pari Passu Debt Representative or the Additional Pari Passu Claimholders, with respect to the Fixed Asset Collateral as set forth in this Agreement, the Term Loan Credit Documents and the Additional Pari Passu Credit Documents.

(e) Except as otherwise specifically set forth in Sections 3.2(a), 3.2(d) and 3.5, the Revolving Credit Facility Collateral Agent and the Revolving Credit Claimholders may exercise rights and remedies as unsecured creditors against any Grantor and may exercise rights and remedies with respect to the Current Asset Collateral, in each case, in accordance with the terms of the Revolving Credit Facility Credit Documents and applicable law; provided that in the event that any Revolving Credit Claimholder becomes a judgment Lien creditor in respect of Fixed Asset Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Revolving Credit Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Term Loan Obligations and, to the extent applicable with respect to any specific Common Collateral, any Additional Pari Passu Obligations) as the other Liens securing the Revolving Credit Obligations are subject to this Agreement.

(f) Nothing in this Agreement shall prohibit the receipt by the Revolving Credit Facility Collateral Agent or any Revolving Credit Claimholders of payments of interest, principal and other amounts owed in respect of the Revolving Credit Obligations so long as such receipt is not the direct or indirect result of the exercise by the Revolving Credit Facility Collateral Agent or any Revolving Credit Claimholders of rights or remedies as a secured creditor (including set-off) or enforcement of any Lien held by any of them, in each case in contravention of this Agreement.  Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Term Loan Collateral Agent or the Term Loan Claimholders, any Additional Pari Passu Debt Representative or the Additional Pari Passu Claimholders may have against the Grantors under the Term Loan Credit Documents and the Additional

Pari Passu Credit Documents, other than with respect to the Current Asset Collateral solely to the extent expressly provided herein.

3.3 Exercise of Remedies – Collateral Access Rights

(a) The Revolving Credit Facility Collateral Agent, the Term Loan Collateral Agent and each Additional Pari Passu Debt Representative agree not to commence any Collateral Enforcement Action until the earlier to occur of (i) delivery of an Enforcement Notice to each other Agent and (ii) the date on which any Insolvency or Liquidation Proceeding is commenced by or against any Grantor (provided that in the case of this clause (ii), the relevant Agent shall deliver an Enforcement Notice to the other Agent promptly following commencement of any such Collateral Enforcement Action).  Subject to the provisions of Sections 3.1 and 3.2 above, any Agent may, to the extent permitted by applicable law, join in any judicial proceedings commenced by another Agent to enforce Liens on the Collateral, provided that no Agent, nor any of the Revolving Credit Claimholders, the Term Loan Claimholders or the Additional Pari Passu Claimholders, as the case may be, shall interfere with the Collateral Enforcement Actions of another with respect to Collateral in which such other party has the benefit of the priority Lien in accordance herewith.

(b) If either (x) the Term Loan Collateral Agent, or any agent or representative of the Term Loan Collateral Agent, or any receiver, or (y) any Additional Pari Passu Debt Representative or any representative of such Additional Pari Passu Debt Representative, or any receiver shall obtain possession or physical control of any of the Mortgaged Premises, the Term Loan Collateral Agent or such Additional Pari Passu Debt Representative shall promptly notify the Revolving Credit Facility Collateral Agent of that fact (such notice, a “Notice of Occupancy”) and the Revolving Credit Facility Collateral Agent shall, within ten Business Days thereafter, notify such Agent sending the Notice of Occupancy (hereinafter, the “Notifying Agent”) as to whether the Revolving Credit Facility Collateral Agent desires to exercise access rights under this Agreement (such notice, an “Access Acceptance Notice”), at which time the parties shall confer in good faith to coordinate with respect to the Revolving Credit Facility Collateral Agent’s exercise of such access rights; provided, that it is understood and agreed that the Notifying Agent shall obtain possession or physical control of the Mortgaged Premises in the manner provided in the applicable Term Loan Security Documents or Additional Pari Passu Security Documents.  Access rights may apply to differing parcels of Mortgaged Premises at differing times, in which case, a differing Access Period may apply to each such parcel.  In the event that the Revolving Credit Facility Collateral Agent elects to exercise its access rights as provided in this Agreement, the Notifying Agent agrees, for itself and on behalf of the Term Loan Claimholders or the applicable Additional Pari Passu Claimholders, as applicable, that in the event that any Term Loan Claimholder or applicable Additional Pari Passu Claimholder, as applicable, exercises its rights to sell or otherwise dispose of any Mortgaged Premises, whether before or after the delivery of a Notice of Occupancy to the Revolving Credit Facility Collateral Agent, the Notifying Agent shall (i) provide access rights to the Revolving Credit Facility Collateral Agent for the duration of the Access Period in accordance with this Agreement and (ii) if such a sale or other disposition occurs prior to the Revolving Credit Facility Collateral Agent delivering an Access Acceptance Notice during the time period provided therefor, or if applicable, the expiration of the applicable Access Period, shall ensure that the purchaser or other transferee of such Mortgaged Premises provides the Revolving Credit Facility Collateral Agent the opportunity to exercise its access rights, and upon delivery of an Access Acceptance Notice to such purchaser or transferee, continued access rights to the Revolving Credit Facility for the duration of the applicable Access Period, in the manner and to the extent required by this Agreement.

(c) Upon delivery of notice to the Notifying Agent by the Revolving Credit Facility Collateral Agent as provided in Section 3.3(b), the Access Period shall commence for the subject parcel of Mortgaged Premises.  During the Access Period, the Revolving Credit Facility Collateral Agent and its

agents, representatives and designees shall have a non-exclusive right to have access to, and a rent free right to use, the Fixed Asset Collateral for the purpose of arranging for and effecting the sale or disposition of Current Asset Collateral, including the production, completion, packaging and other preparation of such Current Asset Collateral for sale or disposition.  During any such Access Period, the Revolving Credit Facility Collateral Agent and its agents, representatives and designees (and Persons employed on their respective behalves), may continue to operate, service, maintain, process and sell the Current Asset Collateral, as well as to engage in bulk sales of Current Asset Collateral.  The Revolving Credit Facility Collateral Agent shall take proper care of any Fixed Asset Collateral that is used by the Revolving Credit Facility Collateral Agent during the Access Period and repair and replace any damage (ordinary wear-and-tear excepted) caused by the Revolving Credit Facility Collateral Agent or its agents, representatives or designees and the Revolving Credit Facility Collateral Agent shall comply with all applicable laws in connection with its use or occupancy of the Fixed Asset Collateral.  The Revolving Credit Facility Collateral Agent and the Revolving Credit Claimholders shall (to the extent that there are sufficient available proceeds of Current Asset Collateral for the purposes of paying such indemnity) indemnify and hold harmless the Term Loan Collateral Agent, the Term Loan Claimholders, the Additional Pari Passu Debt Representatives and the Additional Pari Passu Claimholders for any injury or damage to Persons or property caused by the acts or omissions of Persons under its control.  The Revolving Credit Facility Collateral Agent and the Notifying Agent shall cooperate and use reasonable efforts to ensure that their activities during the Access Period as described above do not interfere materially with the activities of the other as described above, including the right of the Notifying Agent to commence foreclosure of the Term Loan Mortgages or the Additional Pari Passu Mortgages, as applicable, to show the Fixed Asset Collateral to prospective purchasers and to ready the Fixed Asset Collateral for sale.

(d) If any order or injunction is issued or stay is granted or otherwise comes into force which prohibits the Revolving Credit Facility Collateral Agent from exercising any of its rights hereunder, then at the Revolving Credit Facility Collateral Agent’s option, the Access Period granted to the Revolving Credit Facility Collateral Agent under this Section 3.3 shall be stayed during the period of such prohibition and shall continue thereafter for the number of days remaining as required under this Section 3.3.  If the Term Loan Collateral Agent or any Additional Pari Passu Debt Representative shall foreclose or otherwise sell any of the Fixed Asset Collateral, the Term Loan Collateral Agent or such Additional Pari Passu Debt Representative, as applicable, will notify the buyer thereof of the existence of this Agreement and that the buyer is acquiring the Fixed Asset Collateral subject to the terms of this Agreement.

3.4 Exercise of Remedies – Intellectual Property Rights/Access to Information.  The Term Loan Collateral Agent, on behalf of itself and the Term Loan Claimholders, hereby grants (to the full extent of the Term Loan Collateral Agent’s rights and interests therein) and each Additional Pari Passu Debt Representative, on behalf of itself and the Additional Pari Passu Claimholders, hereby grants (to the full extent of such Additional Pari Passu’s Agent’s rights and interests therein) the Revolving Credit Facility Collateral Agent and its agents, representatives and designees, (a) a royalty free, rent free non-exclusive worldwide license (or sublicense, as applicable, subject to the terms of the underlying license) and lease (or sublease, as applicable, subject to the terms of the underlying lease) to use all of the Fixed Asset Collateral constituting Intellectual Property, solely to the extent necessary to complete the sale, lease transfer or other disposition of inventory and (b) a royalty free nonexclusive worldwide license (or sublicense, subject to the terms of the underlying license) (which will be binding on any successor or assignee of the Intellectual Property) to use any and all Intellectual Property, in each case, at any time in connection with its Collateral Enforcement Action; provided that the royalty free, rent free non-exclusive license (or sublicense, as applicable) and lease (or sublease, as applicable) granted in clause (a) shall immediately expire upon the earlier of (i) the sale, lease, transfer or other disposition of all such inventory and (ii) the occurrence of the Discharge of Revolving Credit Obligations.

3.5 Exercise of Remedies – Set Off and Tracing of and Priorities in Proceeds.

(a) The Revolving Credit Facility Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, acknowledges and agrees that, to the extent the Revolving Credit Facility Collateral Agent or any Revolving Credit Claimholder exercises its rights of setoff against any Grantors’ Deposit Accounts or Securities Accounts that contain identifiable Proceeds of Fixed Asset Collateral, a percentage of the amount of such setoff equal to the percentage that such Proceeds bear to the total amount on deposit in or credited to the balance of such Deposit Accounts or Securities Accounts shall be deemed to constitute Fixed Asset Collateral, which amount shall be held and distributed pursuant to Section 4.3; provided that the foregoing shall not apply to any setoff by the Revolving Credit Facility Collateral Agent against any Current Asset Collateral to the extent applied to the payment of Revolving Credit Obligations.

(b) The Term Loan Collateral Agent, for itself and on behalf of the Term Loan Claimholders, and each Additional Pari Passu Collateral Agent, for itself and on behalf of the applicable Additional Pari Passu Claimholders, also agrees that prior to an issuance of an Enforcement Notice, all funds deposited in a Deposit Account or a Securities Account that is subject to an Account Agreement in favor of the Revolving Credit Facility Collateral Agent and constitutes Current Asset Collateral and then applied to the Revolving Credit Obligations shall be treated as Current Asset Collateral and, unless the Revolving Credit Facility Collateral Agent has actual knowledge to the contrary, any claim that payments made to the Revolving Credit Facility Collateral Agent through the Deposit Accounts and Securities Accounts that are subject to such Account Agreements, are Proceeds of or otherwise constitute Fixed Asset Collateral are waived by the Term Loan Collateral Agent, the Term Loan Claimholders, the Additional Pari Passu Debt Representatives and the Additional Pari Passu Claimholders.

(c) The Revolving Credit Facility Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, the Term Loan Collateral Agent, for itself and on behalf of the Term Loan Claimholders, and each Additional Pari Passu Collateral Agent, for itself and on behalf of the applicable Additional Pari Passu Claimholders, further agree that prior to an issuance of an Enforcement Notice, any Proceeds of Collateral, whether or not deposited in a Deposit Account or a Securities Account subject to an Account Agreement in favor of the Revolving Credit Facility Collateral Agent, shall not (as between the Agents, the Revolving Credit Claimholders, the Term Loan Claimholders and the Additional Pari Passu Claimholders) be treated as Proceeds of Collateral for purposes of determining the relative priorities in the Collateral.

SECTION 4.  Payments.

4.1 Application of Proceeds.

(a) So long as the Discharge of Revolving Credit Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, all Current Asset Collateral or Proceeds thereof received in connection with the sale or other disposition of, or collection on, such Collateral upon the exercise of remedies by the Revolving Credit Facility Collateral Agent or any Revolving Credit Claimholder, shall be applied by the Revolving Credit Facility Collateral Agent to the Revolving Credit Obligations in such order as specified in the relevant Revolving Credit Facility Credit Documents.  Upon the Discharge of Revolving Credit Obligations, (A) if the Discharge of Term Loan Obligations and the Discharge of the Additional Pari Passu Obligations have not occurred, the Revolving Credit Facility Collateral Agent shall deliver to the Designated Fixed Asset Collateral Representative, any Common Collateral and Proceeds of Common Collateral held by it as a result of the exercise of remedies in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied on a ratable basis based on the amount of Term Loan Obligations then outstanding and the amount of Additional Pari Passu Obligations then outstanding, in each case secured by such Common Collateral under the respective Term Loan Credit Documents and Additional Pari Passu Credit Documents (it being understood that in each case, such proceeds shall be distributed by each Agent in such order specified in the Term Loan Credit Documents or the Additional Pari Passu Credit Documents, as applicable) or (B) if the Discharge of Term Loan Obligations has occurred but the Discharge of the Additional Pari Passu Obligations has not occurred, to Designated Fixed Asset Collateral Agent for distribution in accordance with the applicable Additional Pari Passu Credit Documents, or (C) if the Discharge of the Additional Pari Passu Obligations has occurred (or no Additional Pari Passu Obligations are otherwise outstanding for any reason) but the Discharge of Term Loan Obligations has not occurred, to the Term Loan Administrative Agent for distribution in accordance with the Term Loan Agreement, or (D) if the Discharge of Term Loan Obligations and the Discharge of the Additional Pari Passu Obligations have occurred, the Revolving Credit Facility Collateral Agent shall direct and deliver such Collateral and Proceeds of Collateral held by it as a result of the exercise of remedies as a court of competent jurisdiction directs.

(b) So long as the Discharge of Term Loan Obligations and the Discharge of the Additional Pari Passu Obligations have not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, all Fixed Asset Collateral or Proceeds thereof received in connection with the sale or other disposition of, or collection on, such Collateral upon the exercise of remedies by the Term Loan Collateral Agent, any Term Loan Claimholder, any Additional Pari Passu Debt Representative or any Additional Pari Passu Claimholder shall be applied on a ratable basis based on the amount of Term Loan Obligations and Additional Pari Passu Obligations secured by such Common Collateral outstanding under the respective Term Loan Credit Documents and Additional Pari Passu Credit Documents (it being understood that in each case, such proceeds shall be distributed by each Agent in such order specified in the Term Loan Credit Documents or the applicable Additional Pari Passu Credit Documents).  Upon the Discharge of Term Loan Obligations and, to the extent applicable with respect to Fixed Asset Collateral or proceeds thereof constituting Common Collateral, upon the Discharge of the Additional Pari Passu Obligations, (A) if the Discharge of Revolving Credit Obligations has not occurred, the Term Loan Collateral Agent (to the extent it holds Collateral or Proceeds of Collateral) and the applicable Additional Pari Passu Debt Representatives (to the extent any such Additional Pari Passu Debt Representative holds Collateral or the Proceeds thereof) shall deliver to the Revolving Credit Facility Collateral Agent any Collateral and Proceeds of Collateral held by it as a result of the exercise of remedies in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Revolving Credit Facility Collateral Agent to the Revolving Credit Obligations in such order as specified in the Revolving Credit Facility Security Documents or (B) if the Discharge of Revolving Credit Obligations has occurred, the Term Loan Collateral Agent (to the extent it holds Collateral or Proceeds of Collateral) and the applicable Additional Pari Passu Debt Representatives (to the extent any such Additional Pari Passu Debt Representative holds Collateral or the Proceeds thereof) shall direct and deliver such Collateral and Proceeds of Collateral held by it as a result of the exercise of remedies as a court of competent jurisdiction directs.

4.2 Payments Over in Violation of Agreement.  So long as neither the Discharge of Revolving Credit Obligations nor both the Discharge of Term Loan Obligations and the Discharge of the Additional Pari Passu Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, any Collateral or Proceeds thereof (including assets or Proceeds subject to Liens referred to in the final sentence of Section 2.3) received by any Agent or any Term Loan Claimholders, Revolving Credit Claimholders or Additional Pari Passu Claimholders in connection with the exercise of any right or remedy (including set-off) relating to the Collateral in contravention of this Agreement shall be segregated and held in trust for and on behalf of, and forthwith paid over to, the appropriate Agent for the benefit of the Term Loan Claimholders, the Revolving Credit Claimholders, or Additional Pari Passu Claimholders, as the case may be, in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.  Each Agent is hereby authorized by each other Agent to make any such endorsements as agent for the other Agents or any Term Loan Claimholders or Revolving Credit Claimholders or Additional Pari Passu Claimholders, as the case may be.  This authorization is coupled with an interest and is irrevocable until all of the Discharge of Revolving Credit Obligations, the Discharge of Term Loan Obligations, and the Discharge of the Additional Pari Passu Obligations have occurred.

4.3 Application of Payments.  Subject to the other terms of this Agreement, all payments received by (a) the Revolving Credit Facility Collateral Agent or the Revolving Credit Claimholders may be applied, reversed and reapplied, in whole or in part, to the Revolving Credit Obligations to the extent provided for in the Revolving Credit Facility Credit Documents, (b) the Term Loan Collateral Agent or the Term Loan Claimholders may be applied, reversed and reapplied, in whole or in part, to the Term Loan Obligations to the extent provided for in the Term Loan Credit Documents, and (c) each Additional Pari Passu Debt Representative or the applicable Additional Pari Passu Claimholders may be applied, reversed and reapplied, in whole or in part, to the applicable Additional Pari Passu Obligations to the extent provided for in the applicable Additional Pari Passu Credit Documents.

4.4 Reinstatement.

(a) To the extent any payment with respect to any Revolving Credit Obligation (whether by or on behalf of any Grantor, as Proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Term Loan Claimholders or Additional Pari Passu Claimholders, receiver or similar Person, whether in connection with any Insolvency or Liquidation Proceeding or otherwise, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Revolving Credit Claimholders, the Term Loan Claimholders and the Additional Pari Passu Claimholders, be deemed to be reinstated and outstanding as if such payment had not occurred.  To the extent that any interest, fees, expenses or other charges (including Post-Petition Interest) to be paid pursuant to the Revolving Credit Facility Credit Documents are disallowed by order of any court, including by order of a Bankruptcy Court in any Insolvency or Liquidation Proceeding, such interest, fees, expenses and charges (including Post-Petition Interest) shall, as among the Revolving Credit Claimholders, the Term Loan Claimholders and the Additional Pari Passu Claimholders, be deemed to continue to accrue and be added to the amount to be calculated as the “Revolving Credit Obligations.”

(b) To the extent any payment with respect to any Term Loan Obligation or any Additional Pari Passu Obligation (whether by or on behalf of any Grantor, as Proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Revolving Credit Claimholders or any other Additional Pari Passu Claimholders, receiver or similar Person, whether in connection with any Insolvency or Liquidation Proceeding or otherwise, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Term Loan Claimholders, the Revolving Credit Claimholders and any other Additional Pari Passu Claimholders, be deemed to be reinstated and outstanding as if such payment had not occurred.  To the extent that any interest, fees, expenses or other charges (including Post-Petition Interest) to be paid pursuant to the Term Loan Credit Documents are disallowed by order of any court, including by order of a Bankruptcy Court in any Insolvency or Liquidation Proceeding, such interest, fees, expenses and charges (including Post-Petition Interest) shall, as between the Term Loan Claimholders and the Revolving Credit Claimholders, be deemed to continue to accrue and be added to the amount to be calculated as the “Term Loan Obligations.”

SECTION 5.  Other Agreements.

5.1 Releases.

(a) (i) If in connection with the exercise of the Revolving Credit Facility Collateral Agent’s remedies in respect of any Collateral as provided for in Section 3.1, the Revolving Credit Facility Collateral Agent, for itself or on behalf of any of the Revolving Credit Claimholders, releases any of its Liens on any part of the Current Asset Collateral, then the Liens, if any, of the Term Loan Collateral Agent, for itself or for the benefit of the Term Loan Claimholders, and the Liens, if any, of the Additional Pari Passu Debt Representative, for itself or for the benefit of the Additional Pari Passu Claimholders on the Current Asset Collateral sold or disposed of in connection with such exercise, shall be automatically, unconditionally and simultaneously released.  The Term Loan Collateral Agent, for itself or on behalf of any such Term Loan Claimholders, and the Additional Pari Passu Debt Representative, for itself or for the benefit of the Additional Pari Passu Claimholders, promptly shall execute and deliver to the Revolving Credit Facility Collateral Agent or such Grantor such termination statements, releases and other documents as the Revolving Credit Facility Collateral Agent or such Grantor may request to effectively confirm such release.

(ii)           If in connection with the exercise of the Term Loan Collateral Agent’s remedies or the Additional Pari Passu Representative’s remedies in respect of any Fixed Asset Collateral as provided for in Section 3.2, the Term Loan Collateral Agent, for itself or on behalf of any of the Term Loan Claimholders and the applicable Additional Pari Passu Debt Representative, on behalf of any of the Additional Pari Passu Claimholders, each release their respective Liens on any part of the Fixed Asset Collateral, then the Liens, if any, of the Revolving Credit Facility Collateral Agent, for itself or for the benefit of the Revolving Credit Claimholders, on such Fixed Asset Collateral sold or disposed of in connection with such exercise, shall be automatically, unconditionally and simultaneously released.  The Revolving Credit Facility Collateral Agent, for itself or on behalf of any such Revolving Credit Claimholders, promptly shall execute and deliver to the Term Loan Collateral Agent, the applicable Additional Pari Passu Debt Representative or such Grantor such termination statements, releases and other documents as the Term Loan Collateral Agent or such Grantor may request to effectively confirm such release.

(b) If in connection with any sale, lease, exchange, transfer or other disposition of any Collateral (collectively, a “Disposition”) permitted under the terms of each of the Revolving Credit Facility Credit Documents, the Term Loan Credit Documents and the applicable Additional Pari Passu Credit Documents, if any (other than in connection with the exercise of the respective Agent’s rights and remedies in respect of the Collateral as provided for in Sections 3.1 and 3.2), (i) the Revolving Credit Facility Collateral Agent, for itself or on behalf of any of the Revolving Credit Claimholders, releases any of its Liens on any part of the Current Asset Collateral, in each case other than (A) in connection with the Discharge of Revolving Credit Obligations or (B) after the occurrence and during the continuance of a Term Loan Default or Additional Pari Passu Loan Default, then the Liens, if any, of the Term Loan Collateral Agent, for itself or for the benefit of the Term Loan Claimholders, and the Liens, if any, of the applicable Additional Pari Passu Debt Representative, for itself and for the benefit of the applicable Additional Pari Passu Claimholders, on such Collateral shall, in each case, be automatically, unconditionally and simultaneously released, and (ii) the Term Loan Collateral Agent, for itself or on behalf of any of the Term Loan Claimholders, and each applicable Additional Pari Passu Debt Representative, for itself and for the benefit of the applicable Additional Pari Passu Claimholders, releases any of its Liens on any part of the Fixed Asset Collateral, in each case other than (A) in connection with the Discharge of Term Loan Obligations or the Discharge of Additional Pari Passu Obligations, or (B) after the occurrence and during the continuance of a Revolving Credit Facility Default, then the Liens, if any, of the Revolving Credit Facility Collateral Agent, for itself or for the benefit of the

Revolving Credit Claimholders, on such Collateral (and, if such Collateral includes the Capital Stock of any Subsidiary, the Liens on Collateral owned by such Subsidiary) shall be automatically, unconditionally and simultaneously released.  The Revolving Credit Facility Collateral Agent, Term Loan Collateral Agent, each for itself and on behalf of any such Revolving Credit Claimholders or Term Loan Claimholders, and each Additional Pari Passu Debt Representative, for itself and for the benefit of the applicable Additional Pari Passu Claimholders, as the case may be, each shall promptly execute and deliver to each other Agent or such Grantor such termination statements, releases and other documents as such other Agent or such Grantor may request to effectively confirm such release.

(c) Until the Discharge of Revolving Credit Obligations, the Discharge of Term Loan Obligations and the Discharge of the Additional Pari Passu Obligations shall occur, the Revolving Credit Facility Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, the Term Loan Collateral Agent, for itself and on behalf of the Term Loan Claimholders, and each Additional Pari Passu Debt Representative, for itself and for the benefit of the applicable Additional Pari Passu Claimholders, as the case may be, hereby irrevocably constitutes and appoints each other Agent and any officer or agent of such other Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Agent or such holder or in such Agent’s own name, from time to time in such other Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 5.1, including any endorsements or other instruments of transfer or release.

(d) Until the Discharge of Revolving Credit Obligations, the Discharge of Term Loan Obligations and the Discharge of Additional Pari Passu Obligations shall occur, to the extent that the Agents, the Revolving Credit Claimholders, the Term Loan Claimholders or the Additional Pari Passu Claimholders (i) have released any Lien on Collateral and such Lien is later reinstated or (ii) obtain any new Liens from any Grantor, then each other Agent, for itself and for the Revolving Credit Claimholders, Term Loan Claimholders or Additional Pari Passu Claimholders, as the case may be, shall, subject to the exceptions set forth in Section 2.3, be granted a Lien on any such Collateral, subject to the lien priority provisions of this Agreement.

5.2 Insurance.

(a) Unless and until the Discharge of Revolving Credit Obligations has occurred, subject to the terms of, and the rights of the Grantors under, the Revolving Credit Facility Credit Documents, the Term Loan Collateral Agent, for itself and on behalf of the Term Loan Claimholders and Additional Pari Passu Debt Representative, for itself and on behalf of the Additional Pari Passu Claimholders, agrees, that (i) the Revolving Credit Facility Collateral Agent and the Revolving Credit Claimholders shall have the sole and exclusive right to adjust settlement for any insurance policy covering the Current Asset Collateral or the Liens with respect thereto in the event of any loss thereunder or with respect thereto and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting such Collateral; (ii) all Proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect of such Collateral and to the extent required by the Revolving Credit Facility Credit Documents shall be paid to the Revolving Credit Facility Collateral Agent for the benefit of the Revolving Credit Claimholders pursuant to the terms of the Revolving Credit Facility Credit Documents (including for purposes of cash collateralization of letters of credit, bank guarantees and similar instruments) and thereafter, to the extent no Revolving Credit Obligations are outstanding, and subject to the rights of the Grantors under the Term Loan Credit Documents and the Additional Pari Passu Credit Documents, to the Term Loan Collateral Agent for the benefit of the Term Loan Claimholders to the extent required under the Term Loan Security Documents and the Additional Pari Passu Debt Representative, for itself and on behalf of the Additional

Pari Passu Claimholders, and then, to the extent no Term Loan Obligations and no Additional Pari Passu Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct, and (iii) if the Term Loan Collateral Agent, any Term Loan Claimholder, any Additional Pari Passu Debt Representative or any Additional Pari Passu Claimholders shall, at any time, receive any Proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such Proceeds over to the Revolving Credit Facility Collateral Agent in accordance with the terms of Section 4.2.

(b) Unless and until the Discharge of Term Loan Obligations and the Discharge of Additional Pari Passu Debt have occurred, subject to the terms of, and the rights of the Grantors under, the Term Loan Credit Documents and the Additional Pari Passu Credit Documents, the Revolving Credit Facility Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, agrees that (i) the Term Loan Collateral Agent, the Term Loan Claimholders, the Additional Pari Passu Debt Representatives and the Additional Pari Passu Claimholders shall have the sole and exclusive right to adjust settlement for any insurance policy covering the Fixed Asset Collateral or the Liens with respect thereto in the event of any loss thereunder or with respect thereto and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting such Collateral; (ii) all Proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect of such Collateral and to the extent required by the Term Loan Credit Documents and the Additional Pari Passu Credit Documents shall be paid to Designated Fixed Asset Collateral Representative on behalf of the Term Loan Collateral Agent for the benefit of the Term Loan Claimholders and the Additional Pari Passu Debt Representative, for itself and on behalf of the Additional Pari Passu Claimholders, if any, pursuant to the terms of the Term Loan Credit Documents and the Additional Pari Passu Credit Documents and thereafter, to the extent no Term Loan Obligations and no Additional Pari Passu Obligations are outstanding, and subject to the rights of the Grantors under the Revolving Credit Facility Credit Documents, to the Revolving Credit Facility Collateral Agent for the benefit of the Revolving Credit Claimholders to the extent required under the Revolving Credit Facility Security Documents and then, to the extent no Revolving Credit Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct, and (iii) if the Revolving Credit Facility Collateral Agent or any Revolving Credit Claimholder shall, at any time, receive any Proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such Proceeds over to the Designated Fixed Asset Collateral Representative on behalf of the Term Loan Collateral Agent and the Additional Pari Passu Debt Representative in accordance with the terms of Section 4.2.

(c) To effectuate the foregoing, each Agent shall each receive separate lender’s loss payable endorsements naming themselves as loss payee and additional insured, as their interests may appear, with respect to policies which insure Collateral hereunder.  To the extent any Proceeds are received for business interruption or for any liability or indemnification and those Proceeds are not compensation for a casualty loss with respect to the Fixed Asset Collateral, such Proceeds shall first be applied to repay the Revolving Credit Obligations (to the extent required pursuant to the Revolving Credit Agreement) and then be applied, to the extent required by the Term Loan Credit Documents or the applicable Additional Pari Passu Credit Documents, to the Term Loan Obligations and the applicable Additional Pari Passu Obligations ratably.

5.3 Amendments to Revolving Credit Facility Credit Documents, the Term Loan Credit Documents and the Additional Pari Passu Credit Documents; Refinancing.

(a) The Term Loan Credit Documents and the Additional Pari Passu Credit Documents may be amended, supplemented or otherwise modified in accordance with their respective terms and the Term Loan Agreement and each Additional Pari Passu Loan Agreement may be Refinanced, in each case, without notice to, or the consent of the Revolving Credit Facility Collateral Agent or the Revolving Credit Claimholders, all without affecting the lien subordination or other provisions of this Agreement; provided that, in each case, the holders of such Refinancing debt bind themselves in a writing addressed to the Revolving Credit Facility Collateral Agent and the Revolving Credit Claimholders to the terms of this Agreement and any such amendment, supplement, modification or Refinancing shall not, without the consent of the Revolving Credit Facility Collateral Agent:

(1) increase the sum of the then outstanding aggregate principal amount of the Term Loan Agreement in excess of the Term Loan Cap Amount;

(2) increase the “Applicable Margin” or similar component of the interest rate by more than 3% per annum at any level of the pricing grid applicable thereto (excluding increases resulting from the accrual of interest at the default rate); or

(3) contravene any provision of this Agreement.

(b) The Revolving Credit Facility Credit Documents may be amended, supplemented or otherwise modified in accordance with their terms and the Revolving Credit Agreement may be Refinanced, in each case, without notice to, or the consent of the Term Loan Collateral Agent, the Term Loan Claimholders, any Additional Pari Passu Debt Representative or the Additional Pari Passu Claimholders, all without affecting the lien subordination or other provisions of this Agreement; provided that the holders of such Refinancing debt bind themselves in a writing addressed to the Term Loan Collateral Agent, the Term Loan Claimholders, the applicable Additional Pari Passu Debt Representative and the applicable Additional Pari Passu Claimholders to the terms of this Agreement and any such amendment, supplement, modification or Refinancing shall not, without the consent of the Term Loan Collateral Agent and any Additional Pari Passu Debt Representative:

(1) except to the extent permitted pursuant to Section 6.1(a), increase the aggregate commitments of the Revolving Credit Lenders to an amount greater than the Revolving Credit Facility Cap Amount;

(2) increase the “Applicable Margin” or similar component of the interest rate by more than 3% per annum at any level of the pricing grid applicable thereto (excluding increases resulting from the accrual of interest at the default rate); or

(3) contravene any provision of this Agreement.

(c) Each of the Revolving Credit Facility Collateral Agent, the Term Loan Collateral Agent and each Additional Pari Passu Debt Representative shall use good faith efforts to notify each other party of any written amendment or modification to the Revolving Credit Agreement, the Term Loan Agreement and any applicable Additional Pari Passu Loan Agreement, but the failure to do so shall not create a cause of action against the party failing to give such notice or create any claim or right on behalf of any third party.

(d) Except to the extent such legend would be prohibited by or inconsistent with the laws of any applicable jurisdiction outside of the United States, each of the Revolving Credit Facility Administrative Agent, the Term Loan Administrative Agent and each Additional Pari Passu Debt Representative will cause to be clearly, conspicuously and prominently inserted on the face of each

Revolving Credit Facility Security Document, each Term Loan Security Document and each Additional Pari Passu Security Document to which a Grantor is a party, as well as any renewals or replacements thereof, the following legend “This instrument, the rights and obligations evidenced hereby, and the liens created hereunder, are subordinate in the manner and to the extent set forth in the Intercreditor Agreement, dated as of February 28, 2008, by and among SOLUTIA INC., a Delaware corporation (the “Company”), each of the Company’s Subsidiaries party thereto from time to time and CITIBANK, N.A. (“Citi”), in its capacity as administrative agent for the holders of the Term Loan Obligations, and as collateral agent for the holders of the Term Loan Obligations, Citi, in its capacity as administrative agent for the holders of the Revolving Credit Obligations, and as collateral agent for the holders of the Revolving Credit Obligations, and [insert applicable Additional Pari Passu Loan Agreement description], as amended from time to time; and each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Intercreditor Agreement.”

5.4 Bailees for Perfection.

(a) (i) Each Agent agrees to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) (such Collateral being the “Pledged Collateral”) as collateral agent for the Revolving Credit Claimholders or the Term Loan Claimholders or the Additional Pari Passu Claimholders, as the case may be, and on behalf of and for the benefit of each other Agent (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2) and 9-313(c) of the UCC) and any of such other Agent’s assignees solely for the purpose of perfecting the security interest granted under the Revolving Credit Facility Credit Documents, the Term Loan Credit Documents and the applicable Additional Pari Passu Credit Documents, respectively, subject to the terms and conditions of this Section 5.4.

(ii)           To the extent a junior pledge of or junior lien on any Fixed Asset Collateral (solely under clause (g) of such definition) is prohibited or unenforceable under the law of any applicable jurisdiction outside the United States, the Term Loan Collateral Agent shall accept a Lien on any such Fixed Asset Collateral as sub-agent for the Revolving Credit Facility Collateral Agent, for the benefit of the Revolving Credit Claimholders, solely for the purpose of the creation and/or perfection of Liens in such Fixed Asset Collateral to secure the Revolving Credit Obligations, and subject to the terms and conditions of this Agreement, it being expressly understood and agreed that the claims of the Revolving Credit Claimholders in respect of such Fixed Asset Collateral shall be subordinated to the claims of the Term Loan Claimholders and any Additional Pari Passu Claimholders in respect of such Fixed Asset Collateral on the same basis as the Liens on the other Fixed Asset Collateral securing any Revolving Credit Obligations are subordinated to the Liens on such other Fixed Asset Collateral securing any Term Loan Obligations and any Additional Pari Passu Obligations, and nothing in this Section 5.4 shall affect the status of such Collateral as Fixed Asset Collateral.

(iii)           In the event the Term Loan Collateral Agent becomes subject to liability, or suffers any costs, damages or expenses as a result of acting in any such capacity under Section 5.4(a)(ii) for the Revolving Credit Facility Collateral Agent or the Revolving Credit Claimholders, (A) the Grantors shall pay, reimburse, indemnify and hold harmless the Term Loan Collateral Agent for any such liabilities, costs, damages or expenses subject to the limitation set forth in Section 9.05 of the Term Loan Agreement (but without giving effect to clause (B) of the first proviso to Section 9.05(b)) to the extent applicable and (B) in the event the Grantors fail to so pay, reimburse, indemnify and hold harmless the Term Loan Collateral Agent, the Revolving Credit Claimholders shall pay, reimburse, indemnify and hold harmless the Term Loan Collateral Agent for any such liabilities, costs, damages or expenses.

(iv)           To the extent a junior pledge of or junior lien on any Current Asset Collateral is prohibited or unenforceable under the law of any applicable jurisdiction outside the United

States, the Revolving Credit Facility Collateral Agent may, in its sole discretion, elect to accept a Lien on any such Current Asset Collateral as sub-agent for the Term Loan Collateral Agent, for the benefit of the Term Loan Claimholders, and for any applicable Additional Pari Passu Debt Representative, for itself and on behalf of the Additional Pari Passu Claimholders, solely for the purpose of the creation and/or perfection of Liens in such Current Asset Collateral to secure the Term Loan Obligations or the Additional Pari Passu Obligations, as the case may be, and subject to the terms and conditions of this Agreement, it being expressly understood and agreed that the claims of the Term Loan Claimholders and the Additional Pari Passu Claimholders in respect of such Current Asset Collateral shall be subordinated to the claims of the Revolving Credit Claimholders in respect of such Current Asset Collateral on the same basis as the Liens on the other Current Asset Collateral securing any Term Loan Obligations and any Additional Pari Passu Obligations are subordinated to the Liens on such other Current Asset Collateral securing any Revolving Credit Obligations, and nothing in this Section 5.4 shall affect the status of such Collateral as Current Asset Collateral.

(v)           In the event the Revolving Credit Facility Collateral Agent becomes subject to liability, or suffers any costs, damages or expenses as a result of acting in any such capacity under Section 5.4(a)(iv) for the Term Loan Collateral Agent, the Term Loan Claimholders, the Additional Pari Passu Debt Representative or the Additional Pari Passu Claimholders, (A) the Grantors shall pay, reimburse, indemnify and hold harmless the Revolving Credit Facility Collateral Agent for any such liabilities, costs, damages or expenses subject to the limitation set forth in Section 9.05 of the Revolving Credit Agreement (but without giving effect to clause (B) of the first proviso to Section 9.05(b)) to the extent applicable and (B) in the event the Grantors fail to so pay, reimburse, indemnify and hold harmless the Revolving Credit Facility Collateral Agent, the Term Loan Claimholders or Additional Pari Passu Claimholders, as applicable, shall pay, reimburse, indemnify and hold harmless the Revolving Credit Facility Collateral Agent for any such liabilities, costs, damages or expenses.

(b) No Agent shall have any obligation whatsoever to any other Agent, to any Revolving Credit Claimholder, to any Term Loan Claimholder or to any Additional Pari Passu Claimholders to ensure that any Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.4.  The duties or responsibilities of the respective Agents under this Section 5.4 shall be limited solely to (i) holding the Pledged Collateral as collateral agent and/or bailee in accordance with this Section 5.4 and delivering the Pledged Collateral upon a Discharge of Revolving Credit Obligations, a Discharge of Term Loan Obligations or a Discharge of Additional Pari Passu Obligations, as the case may be, as provided in paragraph (d) below and (ii) holding a Lien on Fixed Asset Collateral (in the case of the Term Loan Collateral Agent) or Current Asset Collateral (in the case of the Revolving Credit Facility Collateral Agent) as sub-agent for the other Agent in accordance with this Section 5.4.

(c) No Agent acting pursuant to this Section 5.4 shall have by reason of the Revolving Credit Facility Credit Documents, the Term Loan Credit Documents, the Additional Pari Passu Credit Documents, this Agreement or any other document a fiduciary relationship in respect of any other Agent, or any Revolving Credit Claimholders, any Term Loan Claimholders or any Additional Pari Passu Claimholders.

(d) Upon the Discharge of Revolving Credit Obligations, the Discharge of Additional Pari Passu Obligations or the Discharge of Term Loan Obligations, as the case may be, the Agent under the credit facility which has been discharged shall deliver the remaining Pledged Collateral in its (or its agents’) possession or control (if any) together with any necessary endorsements and without recourse or warranty, first, (i) in the case of the Additional Pari Passu Debt Representative to the Term Loan Collateral Agent to the extent the Term Loan Obligations (other than Contingent Obligations) remain outstanding and if not, then to the Revolving Credit Facility Agent, (ii) in the case of the

Revolving Credit Facility Agent to the Designated Fixed Asset Collateral Representative on behalf of the Term Loan Collateral Agent to the extent the Term Loan Obligations (other than Contingent Obligations) remain outstanding and the Additional Pari Passu Debt Representatives to the extent of any outstanding Additional Pari Passu Obligations, and (iii) in the case of the Term Loan Collateral Agent, to the Designated Fixed Asset Collateral Representative on behalf of the applicable Additional Pari Passu Debt Representatives to the extent any Additional Pari Passu Obligations remains outstanding, and second, to the applicable Grantor to the extent no Revolving Credit Obligations, no Additional Pari Passu Obligations and no Term Loan Obligations remain outstanding (in each case, so as to allow such Person to obtain possession or control of such Pledged Collateral).  Each Agent further agrees, to the extent that any other Obligations (other than Contingent Obligations) remain outstanding, to take all other commercially reasonable action as shall be reasonably requested by the Agent obtaining possession or control, at the sole cost and expense of such Agent obtaining possession or control or of the Credit Parties, to permit such other Agent to obtain, for the benefit of the Revolving Credit Claimholders, the Term Loan Claimholders or the Additional Pari Passu Claimholders, as applicable, a first-priority security interest in the Collateral or as a court of competent jurisdiction may otherwise direct.

(e) Subject to the terms of this Agreement, (i) so long as the Discharge of Revolving Credit Obligations has not occurred, the Revolving Credit Facility Collateral Agent shall be entitled to deal with the Pledged Collateral or Collateral within its “control” in accordance with the terms of this Agreement and other Revolving Credit Facility Credit Documents, but only to the extent that such Collateral constitutes Current Asset Collateral, as if the Liens of the Term Loan Collateral Agent, the Term Loan Claimholders, the Additional Pari Passu Debt Representative and the Additional Pari Passu Claimholders did not exist and (ii) so long as the Discharge of Term Loan Obligations and the Discharge of Additional Pari Passu Obligations have not occurred, the Designated Fixed Asset Collateral Representative shall be entitled to deal with the Pledged Collateral or Collateral within its “control” on behalf of the Term Loan Collateral Agent and the applicable Additional Pari Passu Debt Representatives in accordance with the terms of this Agreement, the other Term Loan Credit Documents and the other Additional Pari Passu Credit Documents, but only to the extent that such Collateral constitutes Fixed Asset Collateral, as if the Liens of the Revolving Credit Facility Collateral Agent and Revolving Credit Claimholders did not exist.  In furtherance of the foregoing, promptly following the Discharge of Revolving Credit Obligations, unless a New Debt Notice in respect of new Revolving Credit Facility Credit Documents shall have been delivered as provided in Section 5.5 below, the Revolving Credit Facility Collateral Agent hereby agrees to deliver, at the cost and expense of the Grantors, to each financial institution depository or securities intermediary, if any, that is counterparty to an Account Agreement, written notice as contemplated in such Account Agreement, directing such financial institution depository or securities intermediary, as applicable, to comply with the instructions of the Designated Fixed Asset Collateral Representative on behalf of the Term Loan Collateral Agent and the applicable Additional Pari Passu Debt Representative, unless the Discharge of Term Loan Obligations and the Discharge of Additional Pari Passu Obligations has occurred (as notified to the Revolving Credit Facility Collateral Agent by the Term Loan Collateral Agent and applicable Additional Pari Passu Debt Representatives), in which case, such Account Agreement shall be terminated.

(f) Notwithstanding anything in this Agreement to the contrary:

(1) the Revolving Credit Facility Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, agrees that any requirement under any Revolving Credit Facility Security Document that any Grantor deliver any Collateral that constitutes Fixed Asset Collateral to the Revolving Credit Facility Collateral Agent, or that requires any Grantor to vest the Revolving Credit Facility Collateral Agent with possession or “control” (as defined in the UCC) of any Collateral that constitutes Fixed Asset Collateral, in each case, shall be deemed satisfied to the extent that, prior to the Discharge of Term Loan Obligations and Discharge of Additional Pari Passu Obligations, such Collateral is delivered to the Designated Fixed Asset Collateral Representative, or the Designated Fixed Asset Collateral Representative shall have been vested with such possession or (unless, pursuant to the UCC, control may be given concurrently to the Revolving Credit Facility Collateral Agent and the Designated Fixed Asset Collateral Representative) “control”, in each case, subject to the provisions of Section 5.4; and

(2) the Term Loan Collateral Agent, for itself and on behalf of the Term Loan Claimholders, and Additional Pari Passu Debt Representative, for itself and on behalf of the Additional Pari Passu Claimholders, in each case agrees that any requirement under any Term Loan Security Document or under any Additional Pari Passu Credit Documents that any Grantor deliver any Collateral that constitutes Current Asset Collateral to the Term Loan Collateral Agent or to an Additional Pari Passu Debt Representative, or that requires any Grantor to vest the Term Loan Collateral Agent or such Additional Pari Passu Debt Representative with possession or “control” (as defined in the UCC) of any Collateral that constitutes Current Asset Collateral, in each case, shall be deemed satisfied to the extent that, prior to the Discharge of Revolving Credit Obligations, such Collateral is delivered to the Revolving Credit Facility Collateral Agent, or the Revolving Credit Facility Collateral Agent shall have been vested with such possession or (unless, pursuant to the UCC, control may be given concurrently to the Designated Fixed Asset Collateral Representative and the Revolving Credit Facility Collateral Agent) “control”, in each case, subject to the provisions of Section 5.4.

5.5 When Discharge of Revolving Credit Obligations, Discharge of Term Loan Obligations and Discharge of Additional Pari Passu Obligations Deemed to Not Have Occurred.  If in connection with the Discharge of Revolving Credit Obligations, the Discharge of Term Loan Obligations or the Discharge of Additional Pari Passu Obligations, any of the Grantors substantially concurrently enter into any Refinancing of any Revolving Credit Obligation, Term Loan Obligation or Additional Pari Passu Obligations, as the case may be, which Refinancing is permitted by each of the Term Loan Credit Documents, the Revolving Credit Facility Credit Documents and the applicable Additional Pari Passu Credit Documents, then such Discharge of Revolving Credit Obligations, Discharge of Term Loan Obligations or Discharge of Additional Pari Passu Obligations, as the case may be, shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken pursuant to this Agreement as a result of the occurrence of such Discharge of Revolving Credit Obligations, Discharge of Term Loan Obligations or Discharge of Additional Pari Passu Obligations, as applicable) and, from and after the date on which the New Debt Notice is delivered to the appropriate Agent in accordance with the next sentence, the Indebtedness, liabilities and other obligations under such Refinancing shall automatically be treated as Revolving Credit Obligations, Term Loan Obligations or Additional Pari Passu Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the Revolving Credit Facility Collateral Agent, Term Loan Collateral Agent or Additional Pari Passu Debt Representative, as the case may be, under such new Revolving Credit Facility Credit Documents, new Term Loan Credit Documents or new Additional Pari Passu Credit Documents shall be the Revolving Credit Facility Collateral Agent, the Term Loan Collateral Agent or the Additional Pari Passu Debt Representative for all purposes of this Agreement.  Upon receipt of a notice (the “New Debt Notice”) stating that any of the Grantors have entered into new Revolving Credit Facility Credit Documents, new Term Loan Credit Documents or new Additional Pari Passu Credit Documents (which notice shall include a complete copy of the relevant new documents (but excluding any commitment and fee letters) and provide the identity and address for notices of the new collateral agent, such agent, the “New Agent”), each other Agent shall promptly (a) enter into such documents and agreements (including amendments or supplements to this Agreement) as such Grantors or such New Agent shall reasonably request in order to provide to the New Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (b) subject to Section 5.4(f) hereof, deliver to the New Agent any Pledged Collateral (that is Fixed Asset Collateral, in the case of a New Agent that is the agent under any new Term Loan Credit Documents or any new Additional Pari Passu Credit Documents or that is Current Asset Collateral, in the case of a New Agent that is the agent under any new Revolving Credit Facility Credit Documents), held by it together with any necessary endorsements (or otherwise allow the New Agent to obtain control of such Pledged Collateral).  The New Agent shall agree in a writing in form and substance reasonably acceptable to each other Agent and addressed to each other Agent and to the Revolving Credit Claimholders, the Term Loan Claimholders and the applicable Additional Pari Passu Claimholders, as the case may be, to be bound by the terms of this Agreement.  If the new Revolving Credit Obligations under the new Revolving Credit Facility Credit Documents or the new Term Loan Obligations under the new Term Loan Credit Documents or the new Additional Pari Passu Obligations under the new Additional Pari Passu Credit Documents are secured by property of the Grantors (or any other Subsidiary that is required to be a Grantor pursuant to the terms of the Term Loan Credit Documents) that does not also secure the other Obligations, then the other Obligations shall be secured at such time by a Lien on such property to the same extent provided in the Revolving Credit Facility Credit Documents, the Term Loan Security Documents and this Agreement or as required under the applicable Additional Pari Passu Credit Documents and provided in this Agreement.

SECTION 6.  Insolvency or Liquidation Proceedings.

6.1 Finance and Sale Issues.

(a) Until the Discharge of Revolving Credit Obligations has occurred, if any Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Revolving Credit Facility Collateral Agent or the other Revolving Credit Claimholders shall desire to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code) constituting Current Asset Collateral on which the Revolving Credit Facility Collateral Agent or any other creditor has a Lien or to permit any Grantor to obtain financing, whether from the Revolving Credit Claimholders or any other Person under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law or pursuant to the order of a court of competent jurisdiction (“DIP Financing”) then each of the Term Loan Collateral Agent, on behalf of itself and the Term Loan Claimholders, and the Additional Pari Passu Debt Representative, on behalf of the Additional Pari Passu Claimholders, agrees that it will have been deemed to have consented to, and will raise no objection (nor support any other Person objecting) to, such Cash Collateral use or DIP Financing so long as such Cash Collateral use or DIP Financing meets the following requirements: (i) a judicial finding is made that it is on commercially reasonable terms, (ii) the aggregate principal amount of the DIP Financing plus the aggregate outstanding principal amount of Revolving Credit Obligations (other than Cash Management Obligations of the Revolving Credit Facility Borrowers and the Revolving Credit Facility Subsidiary Guarantors) does not exceed the sum of (I) the Revolving Credit Facility Cap Amount plus (II) $50,000,000, (iii) the Term Loan Collateral Agent, the Term Loan Claimholders, the Additional Pari Passu Debt Representatives and the Additional Pari Passu Claimholders retain the right to object to any ancillary agreements or arrangements regarding the Cash Collateral use or the DIP Financing that are materially prejudicial to their interests in the Fixed Asset Collateral, and (iv) the terms of the DIP Financing (A) do not compel any Grantor to seek confirmation of a specific plan of reorganization for which all or substantially all of the material terms are set forth in the DIP Financing documentation or a related document, (B) do not expressly require the liquidation of the Collateral prior to a default under the DIP Financing documentation or Cash Collateral order and (C) do not require that any Lien of the Term Loan Collateral Agent or any Additional Pari Passu Debt Representative on the Fixed Asset Collateral be subordinated to or pari passu with the Lien on the Fixed Asset Collateral securing such DIP Financing.  To the extent the Liens on the Current Asset Collateral securing the Revolving Credit Obligations are subordinated to or pari passu with the Liens securing such DIP Financing which meets the requirements of clauses (i) through (iv) of this Section 6.1(a), the Term Loan Collateral Agent and each Additional Pari Passu Debt Representative will subordinate its Liens on the Current Asset Collateral to the Liens securing such DIP Financing (and all obligations relating thereto)

and to any adequate protection provided to the Revolving Credit Claimholders in respect of the Current Asset Collateral and to any “carve-out,” including for debtors’ professionals, agreed to by the Revolving Credit Facility Administrative Agent or the other Revolving Credit Claimholders and will not request adequate protection or any other relief in connection therewith (except, as expressly agreed by the Revolving Credit Facility Collateral Agent or to the extent permitted by Section 6.3).

(b) Until the Discharge of Term Loan Obligations and the Discharge of Additional Pari Passu Obligations have occurred, if any Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Term Loan Collateral Agent, the other Term Loan Claimholders, the applicable Additional Pari Passu Debt Representative or Additional Pari Passu Claimholders shall desire to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code) constituting Fixed Asset Collateral on which the Term Loan Collateral Agent or applicable Additional Pari Passu Debt Representative has a Lien or to permit any Grantor to obtain DIP Financing, then the each of the Revolving Credit Facility Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, the Term Loan Collateral Agent, on behalf of itself and the other Term Loan Claimholders, and each Additional Pari Passu Debt Representative, on behalf of itself and the applicable Additional Pari Passu Claimholders, agrees that it will have been deemed to have consented to, and will raise no objection (nor support any other Person objecting) to, such Cash Collateral use or DIP Financing so long as such Cash Collateral use or DIP Financing meet the following requirements: (i) a judicial finding is made that it is on commercially reasonable terms, (ii) the aggregate principal amount of the DIP Financing plus (A) the aggregate outstanding principal amount of Term Loan Obligations (other than the Term Loan Obligations in respect of Term Loan Hedging Agreements), plus (B) the aggregate outstanding principal amount of Additional Pari Passu Obligations (other than the Additional Pari Passu Obligations in respect of Additional Pari Passu Debt Hedging Agreements) does not exceed $1.45 billion, (iii) the Revolving Credit Facility Collateral Agent and the Revolving Credit Claimholders retain the right to object to any ancillary agreements or arrangements regarding the Cash Collateral use or the DIP Financing that are materially prejudicial to their interests in the Current Asset Collateral, and (iv) the terms of the DIP Financing (A) do not compel any Grantor to seek confirmation of a specific plan of reorganization for which all or substantially all of the material terms are set forth in the DIP Financing documentation or a related document, (B) do not expressly require the liquidation of the Collateral prior to a default under the DIP Financing documentation or Cash Collateral order, and (C) do not require that any Lien of the Revolving Credit Facility Collateral Agent on the Current Asset Collateral be subordinated to or pari passu with the Lien on the Current Asset Collateral securing such DIP Financing.  To the extent the Liens on the Fixed Asset Collateral securing the Term Loan Obligations and the applicable Additional Pari Passu Obligations are subordinated to or pari passu with the Liens securing such DIP Financing which meets the requirements of clauses (i) through (iv) of this Section 6.1(b), the Revolving Credit Facility Collateral Agent will subordinate its Liens on the Fixed Asset Collateral to the Liens securing such DIP Financing (and all obligations relating thereto) and to any adequate protection provided to the Term Loan Claimholders or to Additional Pari Passu Claimholders in respect of the Fixed Asset Collateral and to any “carve-out,” including for debtors’ professionals, agreed to by the Term Loan Administrative Agent, the other Term Loan Claimholders, the Additional Pari Passu Debt Representative or the Additional Pari Passu Claimholders and will not request adequate protection or any other relief in connection therewith (except, as expressly agreed by the Term Loan Collateral Agent or the applicable Additional Pari Passu Debt Representative or to the extent permitted by Section 6.3).

6.2 Relief from the Automatic Stay.

(a) Until the Discharge of Revolving Credit Obligations has occurred, the Term Loan Collateral Agent, on behalf of itself and the Term Loan Claimholders, and the Additional Pari Passu Debt Representative, for itself and on behalf of the Additional Pari Passu Claimholders each agrees that none of them shall seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Current Asset Collateral, without the prior written consent of the Revolving Credit Facility Collateral Agent, unless a motion for adequate protection permitted under Section 6.3 has been denied by the relevant bankruptcy court.

(b) Until the Discharge of Term Loan Obligations has occurred and a Discharge of Additional Pari Passu Obligations has occurred, the Revolving Credit Facility Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, agrees that none of them shall seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Fixed Asset Collateral (other than to the extent such relief is required to exercise its rights under Section 3.3), without the prior written consent of the Term Loan Collateral Agent and the Additional Pari Passu Debt Representatives, unless a motion for adequate protection permitted under Section 6.3 has been denied by the relevant bankruptcy court.

6.3 Adequate Protection.

(a) The Term Loan Collateral Agent, on behalf of itself and the Term Loan Claimholders, and the Additional Pari Passu Debt Representative, on behalf of the Additional Pari Passu Claimholders, each agrees that none of them shall contest (or support any other Person contesting):

(1) any request by the Revolving Credit Facility Collateral Agent or the Revolving Credit Claimholders for adequate protection with respect to the Current Asset Collateral; provided that (A) such adequate protection claim shall not seek the creation of any Lien over additional property of any Grantor other than with respect to property that constitutes Revolving Credit Facility Grantor Collateral and (B) if such additional property shall also constitute Fixed Asset Collateral, (i) a Lien shall have been created in favor of the Term Loan Claimholders and the Additional Pari Passu Claimholders in respect of such Collateral and (ii) the Lien in favor of the Revolving Credit Claimholders shall be subordinated to the extent set forth in this Agreement; or

(2) any objection by the Revolving Credit Facility Collateral Agent or the Revolving Credit Claimholders to any motion, relief, action or proceeding based on the Revolving Credit Facility Collateral Agent or the Revolving Credit Claimholders claiming a lack of adequate protection with respect to the Current Asset Collateral; provided that if the Revolving Credit Facility Collateral Agent is granted adequate protection in the form of additional collateral, the Term Loan Collateral Agent, the Term Loan Claimholders, the Additional Pari Passu Debt Representative and the Additional Pari Passu Claimholders may seek or request adequate protection in the form of a Lien on such additional collateral; it being understood and agreed that (A) to the extent such additional collateral shall also constitute Fixed Asset Collateral, the Lien on such additional collateral in favor of the Revolving Credit Facility Collateral Agent shall be subordinated to the Lien on such additional collateral in favor of the Term Loan Collateral Agent and Additional Pari Passu Debt Representative and (B) to the extent such additional collateral shall also constitute Current Asset Collateral, the Lien on such additional collateral in favor of the Revolving Credit Facility Collateral Agent shall be senior to the Lien on such additional collateral in favor of the Term Loan Collateral Agent and any Additional Pari Passu Debt Representative, in each case with respect to the foregoing clauses (A) and (B) of this Section 6.3(a)(2), to the extent required by this Agreement.

(b) The Revolving Credit Facility Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, agrees that none of them shall contest (or support any other Person contesting):

(1) any request by the Term Loan Collateral Agent, the Term Loan Claimholders, a Additional Pari Passu Debt Representative or the Additional Pari Passu Claimholders for

adequate protection with respect to the Fixed Asset Collateral; provided that (A) such adequate protection claim shall not seek the creation of any Lien over additional property of any Grantor other than with respect to property that constitutes Fixed Asset Collateral and (B) if such additional property shall also constitute Current Asset Collateral, (i) a Lien shall have been created in favor of the Revolving Credit Claimholders in respect of such Collateral and (ii) the Lien in favor of the Term Loan Claimholders and Additional Pari Passu Claimholders shall be subordinated to the extent set forth in this Agreement; or

(2) any objection by the Term Loan Collateral Agent, the Term Loan Claimholders, any Additional Pari Passu Debt Representative or the Additional Pari Passu Claimholders to any motion, relief, action or proceeding based on such Persons claiming a lack of adequate protection with respect to the Fixed Asset Collateral; provided that if the Term Loan Collateral Agent or an Additional Pari Passu Debt Representative is granted adequate protection in the form of additional collateral, the Revolving Credit Facility Collateral Agent and the Revolving Credit Claimholders may seek or request adequate protection in the form of a Lien on such additional collateral; it being understood and agreed that (A) to the extent such additional collateral shall also constitute Current Asset Collateral, the Lien on such additional collateral in favor of the Term Loan Collateral Agent or any Additional Pari Passu Debt Representative shall be subordinated to the Lien on such additional collateral in favor of the Revolving Credit Facility Collateral Agent and (B) to the extent such additional collateral shall also constitute Fixed Asset Collateral, the Lien on such additional collateral in favor of the Term Loan Collateral Agent or any Additional Pari Passu Debt Representative shall be senior to the Lien on such additional collateral in favor of the Revolving Credit Facility Collateral Agent, in each case with respect to the foregoing clauses (A) and (B) of this Section 6.3(b)(2), to the extent required by this Agreement.

(c) Notwithstanding the foregoing provisions of this Section 6.3, in any Insolvency or Liquidation Proceeding:

(1) if the Revolving Credit Claimholders (or any subset thereof) are granted adequate protection with respect to the Current Asset Collateral in the form of additional collateral (even if such collateral is not of a type which would otherwise have constituted Current Asset Collateral) in connection with any Cash Collateral use or DIP Financing, then the Term Loan Collateral Agent, on behalf of itself or any of the Term Loan Claimholders, and any Additional Pari Passu Debt Representative, for itself and on behalf of the Additional Pari Passu Claimholders, may seek or request adequate protection with respect to its interests in such Collateral in the form of a Lien on the same additional collateral, which Lien will be subordinated to the Liens securing the Revolving Credit Obligations and such Cash Collateral use or DIP Financing (and all obligations relating thereto) on the same basis as the other Liens of the Term Loan Collateral Agent or such Additional Pari Passu Debt Representative on Current Asset Collateral;

(2) if the Term Loan Claimholders or any Additional Pari Passu Claimholders (or any subset of the foregoing) are granted adequate protection with respect to the Fixed Asset Collateral in the form of additional collateral (even if such collateral is not of a type which would otherwise have constituted Fixed Asset Collateral) in connection with any Cash Collateral use or DIP Financing, then the Revolving Credit Facility Collateral Agent, on behalf of itself or any of the Revolving Credit Claimholders, may seek or request adequate protection with respect to its interests in such Collateral in the form of a Lien on the same additional collateral, which Lien will be subordinated to the Liens securing the Term Loan Obligations and the Additional Pari Passu Obligations and such Cash Collateral use or DIP Financing (and all obligations relating thereto) on the same basis as the other Liens of the Revolving Credit Facility Collateral Agent on Fixed Asset Collateral;

(3) in the event the Revolving Credit Facility Collateral Agent, on behalf of itself or any of the Revolving Credit Claimholders, seeks or requests adequate protection in respect of

Current Asset Collateral and such adequate protection is granted in the form of additional collateral (even if such collateral is not of a type which would otherwise have constituted Current Asset Collateral), then the Revolving Credit Facility Collateral Agent, on behalf of itself and any of the Revolving Credit Claimholders, agrees that the Term Loan Collateral Agent and any Additional Pari Passu Debt Representative may also be granted a Lien on the same additional collateral as security for the Term Loan Obligations and for any Cash Collateral use or DIP Financing provided by the Term Loan Claimholders or Additional Pari Passu Claimholders, and each of the Term Loan Collateral Agent, on behalf of itself and any of the Term Loan Claimholders, and the Additional Pari Passu Debt Representative, on behalf of the Additional Pari Passu Claimholders, agrees that any Lien on such additional collateral securing the Term Loan Obligations shall be subordinated to the Liens on such collateral securing the Revolving Credit Obligations, any such use of Cash Collateral or any such DIP Financing provided by the Term Loan Claimholders or any Additional Pari Passu Claimholders (and all obligations relating thereto), and to any other Liens granted to the Term Loan Claimholders and to the Additional Pari Passu Claimholders as adequate protection, all on the same basis as the other Liens of the Term Loan Collateral Agent and Additional Pari Passu Debt Representative on Current Asset Collateral; and

(4) in the event the Term Loan Collateral Agent, on behalf of itself or any of the Term Loan Claimholders, or a Additional Pari Passu Debt Representative, for itself and on behalf of the Additional Pari Passu Claimholders, seeks or requests adequate protection in respect of Fixed Asset Collateral and such adequate protection is granted in the form of additional collateral (even if such collateral is not of a type which would otherwise have constituted Fixed Asset Collateral), then each of the Term Loan Collateral Agent, on behalf of itself and any of the Term Loan Claimholders, and the  Additional Pari Passu Debt Representatives, on behalf of the Additional Pari Passu Claimholders, agrees that the Revolving Credit Facility Collateral Agent may also be granted a Lien on the same additional collateral as security for the Revolving Credit Obligations and for any Cash Collateral use or DIP Financing provided by the Revolving Credit Claimholders, and the Revolving Credit Facility Collateral Agent, on behalf of itself and any of the Revolving Credit Claimholders, agrees that any Lien on such additional collateral securing the Revolving Credit Obligations shall be subordinated to the Liens on such collateral securing the Term Loan Obligations or the Additional Pari Passu Obligations, any such use of cash Collateral or any such DIP Financing provided by the Revolving Credit Claimholders (and all obligations relating thereto) and to any other Liens granted to the Revolving Credit Claimholders as adequate protection, all on the same basis as the other Liens of the Revolving Credit Facility Collateral Agent on Fixed Asset Collateral.

(d) Except as otherwise expressly set forth in this Section 6 or in connection with the exercise of remedies with respect to (i) the Current Asset Collateral, nothing herein shall limit the rights of the Term Loan Collateral Agent, the Term Loan Claimholders, any Additional Pari Passu Debt Representative or the Additional Pari Passu Claimholders from seeking adequate protection with respect to their rights in the Fixed Asset Collateral in any Insolvency or Liquidation Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise) or (ii) the Fixed Asset Collateral, nothing herein shall limit the rights of the Revolving Credit Facility Collateral Agent or the Revolving Credit Claimholders from seeking adequate protection with respect to their rights in the Current Asset Collateral in any Insolvency or Liquidation Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise).

6.4 Avoidance Issues.  If any Revolving Credit Claimholder, Additional Pari Passu Claimholders or Term Loan Claimholder is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the applicable Grantor any amount paid in respect of Revolving Credit Obligations, Additional Pari Passu Obligations or the Term Loan Obligations, as the case may be (a “Recovery”), then such Revolving Credit Claimholders, Additional Pari Passu Claimholders or Term Loan Claimholders shall be entitled to a reinstatement of Revolving Credit

Obligations, Additional Pari Passu Obligations or the Term Loan Obligations, as the case may be, with respect to all such recovered amounts.  If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

6.5 Reorganization Securities.  If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of Revolving Credit Obligations, on account of the Additional Pari Passu Obligations and on account of the Term Loan Obligations, then, to the extent the debt obligations distributed on account of the Revolving Credit Obligations, on account of the Additional Pari Passu Obligations and on account of the Term Loan Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the debt obligations so distributed, to the Liens securing such debt obligations and the distribution of proceeds thereof.

6.6 Post-Petition Interest.

(a) None of the Term Loan Collateral Agent, any Additional Pari Passu Debt Representative, any Term Loan Claimholder or any of the Additional Pari Passu Claimholders shall oppose or seek to challenge any claim by the Revolving Credit Facility Collateral Agent or any Revolving Credit Claimholder for allowance in any Insolvency or Liquidation Proceeding of Revolving Credit Obligations consisting of Post-Petition Interest, fees or expenses to the extent of (i) the value of the Lien on the Current Asset Collateral securing any Revolving Credit Obligations, without regard to the existence of any Lien of the Term Loan Collateral Agent or any Additional Pari Passu Debt Representative on the Current Asset Collateral and (ii) the value of the Lien on the Fixed Asset Collateral securing any Revolving Credit Obligations, taking into account the existence of any Lien of the Term Loan Collateral Agent or a Additional Pari Passu Debt Representative on the Fixed Asset Collateral.

(b) Neither the Revolving Credit Facility Collateral Agent nor any other Revolving Credit Claimholder shall oppose or seek to challenge any claim by the Term Loan Collateral Agent, any Term Loan Claimholder, any Additional Pari Passu Debt Representative or any of the Additional Pari Passu Claimholders for allowance in any Insolvency or Liquidation Proceeding of Term Loan Obligations or of the Additional Pari Passu Obligations consisting of Post-Petition Interest, fees or expenses to the extent of (i) the value of the Lien on the Fixed Asset Collateral securing any Term Loan Obligations or any Additional Pari Passu Obligations, without regard to the existence of any Lien of the Revolving Credit Facility Collateral Agent on behalf of the Revolving Credit Claimholders on the Fixed Asset Collateral and (ii) the value of the Lien on the Current Asset Collateral securing any Term Loan Obligations and any Additional Pari Passu Obligations, taking into account the existence of any Lien of the Revolving Credit Facility Collateral Agent on behalf of the Revolving Credit Claimholders on the Current Asset Collateral.

6.7 Waiver – 1111(b)(2) Issues.

(a) The Term Loan Collateral Agent, for itself and on behalf of the Term Loan Claimholders, and the Additional Pari Passu Debt Representative, on behalf of the Additional Pari Passu Claimholders, each waives any objection or claim any Term Loan Claimholder or any of the Additional Pari Passu Claimholders may hereafter have against any Revolving Credit Claimholder arising out of the election of any Revolving Credit Claimholder of the application of Section 1111(b)(2) of the Bankruptcy Code to any claims of such Revolving Credit Claimholder and agrees that in the case of any such election it shall have no claim or right to payment with respect to the Current Asset Collateral in or from such Insolvency or Liquidation Proceeding.

(b) The Revolving Credit Facility Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, waives any objection or claim any Revolving Credit Claimholder may hereafter have against any Term Loan Claimholder or any of the Additional Pari Passu Claimholders arising out of the election of any Term Loan Claimholder or any of the Additional Pari Passu Claimholders of the application of Section 1111(b)(2) of the Bankruptcy Code to any claims of such Term Loan Claimholder or any such Additional Pari Passu Claimholders and agrees that in the case of any such election it shall have no claim or right to payment with respect to the Fixed Asset Collateral in or from such Insolvency or Liquidation Proceeding.

6.8 Asset Dispositions in an Insolvency or Liquidation Proceeding.

(a) None of the Term Loan Collateral Agent, any Term Loan Claimholder, any Additional Pari Passu Debt Representative or any of the Additional Pari Passu Claimholders shall, in any Insolvency or Liquidation Proceeding or otherwise, oppose any sale or disposition of any Current Asset Collateral that is supported by the Revolving Credit Claimholders, and the Term Loan Collateral Agent, the Term Loan Claimholders and the Additional Pari Passu Claimholders shall be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale of any Current Asset Collateral supported by the Revolving Credit Claimholders and to have released their Liens on such assets.

(b) Neither the Revolving Credit Facility Collateral Agent nor any Revolving Credit Claimholder shall, in any Insolvency or Liquidation Proceeding or otherwise, oppose any sale or disposition of any Fixed Asset Collateral that is supported by the Term Loan Claimholders and the Additional Pari Passu Claimholders, and the Revolving Credit Facility Collateral Agent and the Revolving Credit Claimholders shall be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale of any Fixed Asset Collateral supported by the Term Claimholders and the Additional Pari Passu Claimholders and to have released their Liens on such assets; provided that this Section 6.8(b) shall not apply to any sale or disposition of Real Property unless the Revolving Credit Facility Collateral Agent have received at least 90 days’ prior notice of the consummation of any such sale.

6.9 Additional Section 363 and Section 364 Matters.

(a) To the extent that the Revolving Credit Facility Collateral Agent or any Revolving Credit Claimholder has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code or otherwise with respect to any of the Fixed Asset Collateral, the Revolving Credit Facility Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, agrees not to assert any of such rights without the prior written consent of the Term Loan Collateral Agent and each Additional Pari Passu Debt Representative; provided that if requested by the Term Loan Collateral Agent or a Additional Pari Passu Debt Representative, the Revolving Credit Facility Collateral Agent shall timely exercise such rights in the manner reasonably requested by the Term Loan Collateral Agent or such Additional Pari Passu Debt Representative, including any rights to payments in respect of such rights.

(b) To the extent that the Term Loan Collateral Agent, any Term Loan Claimholder, any Additional Pari Passu Debt Representative or any of the Additional Pari Passu Claimholders has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code or otherwise with respect to any of the Current Asset Collateral, the Term Loan Collateral Agent, for itself and on behalf of the Term Loan Claimholders, and the Additional Pari Passu Debt Representative, for itself and on behalf of the Additional Pari Passu Claimholders, each agrees not to assert any of such rights without the prior written consent of the Revolving Credit Facility Collateral Agent; provided that if requested by the Revolving Credit Facility Collateral Agent, the Term Loan Collateral Agent and the applicable Additional Pari Passu Debt Representative shall timely exercise such rights in the manner reasonably requested by the Revolving Credit Facility Collateral Agent, including any rights to payments in respect of such rights.

6.10 Effectiveness in Insolvency or Liquidation Proceedings.  The parties hereto expressly acknowledge that this Agreement is a “subordination agreement” under Section 510(a) of the Bankruptcy Code.

6.11 Separate Grants of Security and Separate Classification.

(a) The Term Loan Collateral Agent, for itself and on behalf of the Term Loan Claimholders, each Additional Pari Passu Debt Representative, for itself and on behalf of the Additional Pari Passu Claimholders, and the Revolving Credit Facility Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, acknowledges and agrees that the grants of Liens pursuant to the Revolving Credit Facility Security Documents, the Term Loan Security Documents and each Additional Pari Passu Security Document constitute separate and distinct grants of Liens, and because of, among other things, their differing rights in the Collateral, the Term Loan Obligations, the Additional Pari Passu Obligations and the Revolving Credit Obligations are fundamentally different from one another, and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding.  In furtherance of the foregoing, each of the Term Loan Collateral Agent, for itself and on behalf of the Term Loan Claimholders, the Revolving Credit Facility Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, and Additional Pari Passu Debt Representative, for itself and on behalf of the Additional Pari Passu Claimholders, agrees that the Term Loan Claimholders, the Revolving Credit Claimholders and each Series of applicable Additional Pari Passu Claimholders will vote as separate classes in connection with any plan of reorganization in any Insolvency or Liquidation Proceeding and that neither any Agent nor any Claimholder will seek to vote with the other as a single class in connection with any plan of reorganization in any Insolvency or Liquidation Proceeding.

(b) To further effectuate the intent of the parties as provided in this Section 6.11, if it is held that the claims of the Term Loan Claimholders or any Series of Additional Pari Passu Claimholders, on the one hand, and the Revolving Credit Claimholders, on the other hand, in respect of the Fixed Asset Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each of the Term Loan Collateral Agent, for itself and on behalf of the Term Loan Claimholders, the Additional Pari Passu Debt Representative, for itself and on behalf of the Additional Pari Passu Claimholders, and the Revolving Credit Facility Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, hereby acknowledges and agrees that, subject to Sections 2.1 and 4.1, all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Fixed Asset Collateral (with the effect being that, to the extent that the aggregate value of the Fixed Asset Collateral is sufficient (for this purpose ignoring all claims held by the Revolving Credit Claimholders), the Term Loan Claimholders and Additional Pari Passu Claimholders shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Interest, including any additional interest payable pursuant to the Term Loan Agreement and applicable Additional Pari Passu Loan Agreement, arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding) before any distribution is made in respect of the claims held by the Revolving Credit Claimholders, with the Revolving Credit Facility Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, hereby acknowledging and agreeing to turn over to the Designated Fixed Asset Collateral Representative, for itself and on behalf of the Term Loan Claimholders and the applicable Additional Pari Passu Claimholders, amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Revolving Credit Claimholders).

(c) To further effectuate the intent of the parties as provided in this Section 6.11, if it is held that the claims of the Term Loan Claimholders and any of the Additional Pari Passu Claimholders, on the one hand, and the Revolving Credit Claimholders, on the other hand, in respect of the Current Asset Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each of the Term Loan Collateral Agent, for itself and on behalf of the Term Loan Claimholders, each Additional Pari Passu Debt Representative, for itself and on behalf of the applicable Additional Pari Passu Claimholders, and the Revolving Credit Facility Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, hereby acknowledges and agrees that, subject to Sections 2.1 and 4.1, all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Current Asset Collateral (with the effect being that, to the extent that the aggregate value of the Current Asset Collateral is sufficient (for this purpose ignoring all claims held by the Term Loan Claimholders and the Additional Pari Passu Claimholders), the Revolving Credit Claimholders shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Interest, including any additional interest payable pursuant to the Revolving Credit Agreement, arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding) before any distribution is made in respect of the claims held by the Term Loan Claimholders or the Additional Pari Passu Claimholders, with the Term Loan Collateral Agent, for itself and on behalf of the Term Loan Claimholders and the Additional Pari Passu Debt Representative, for itself and on behalf of the Additional Pari Passu Claimholders, each hereby acknowledging and agreeing to turn over to the Revolving Credit Facility Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Term Loan Claimholders or the Additional Pari Passu Claimholders).

(d) Notwithstanding anything in the foregoing to the contrary, each of the Term Loan Collateral Agent, the Term Loan Claimholders, each Additional Pari Passu Debt Representative and the Additional Pari Passu Claimholders, on the one hand, and the Revolving Credit Facility Collateral Agent and the Revolving Credit Claimholders, on the other hand, shall retain the right to vote and otherwise act in any Insolvency or Liquidation Proceeding (including the right to vote to accept or reject any plan of reorganization) to the extent not inconsistent with the provisions hereof.

SECTION 7.  Reliance; Waivers, Etc.

7.1 Reliance.  Other than any reliance on the terms of this Agreement, the Revolving Credit Facility Collateral Agent, on behalf of itself and the Revolving Credit Claimholders under its Revolving Credit Facility Credit Documents, acknowledges that it and such Revolving Credit Claimholders have, independently and without reliance on the Term Loan Collateral Agent, any Term Loan Claimholders, any Additional Pari Passu Debt Representative or any of the Additional Pari Passu Claimholders, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into such Revolving Credit Facility Credit Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Revolving Credit Agreement or this Agreement.  Other than any reliance on the terms of this Agreement, the Term Loan Collateral Agent, on behalf of itself and the Term Loan Claimholders, and each Additional Pari Passu Debt Representative, for itself and on behalf of the applicable Additional Pari Passu Claimholders, each acknowledges that it and the Term Loan Claimholders and Additional Pari Passu Claimholders have, independently and without reliance on the Revolving Credit Facility Collateral Agent or any Revolving Credit Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Term Loan Credit Documents and each of the Additional Pari Passu Credit Documents, as applicable, and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Term Loan Credit Documents, the applicable Additional Pari Passu Credit Documents or this Agreement.

7.2 No Warranties or Liability.  The Revolving Credit Facility Collateral Agent, on behalf of itself and the Revolving Credit Claimholders under the Revolving Credit Facility Credit Documents, acknowledges and agrees that none of the Term Loan Collateral Agent, the Term Loan Claimholders, any Additional Pari Passu Debt Representative or any of the Additional Pari Passu Claimholders have made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Term Loan Credit Documents or any of the Additional Pari Passu Credit Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.  Except as otherwise provided in this Agreement, the Term Loan Collateral Agent and the Term Loan Claimholders and the Additional Pari Passu Debt Representative and the Additional Pari Passu Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under the Term Loan Credit Documents and the applicable Additional Pari Passu Credit Documents in accordance with law and such documents, as they may, in their sole discretion, deem appropriate.  The Term Loan Collateral Agent, on behalf of itself and the Term Loan Claimholders, and the Additional Pari Passu Debt Representative, for itself and on behalf of the benefit of the applicable Additional Pari Passu Claimholders, each acknowledges and agrees that each of the Revolving Credit Facility Collateral Agent and the Revolving Credit Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Revolving Credit Facility Credit Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.  Except as otherwise provided in this Agreement, the Revolving Credit Facility Collateral Agent and the Revolving Credit Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under their respective Revolving Credit Facility Credit Documents in accordance with law and the Revolving Credit Documents, as they may, in their sole discretion, deem appropriate.  None of the Term Loan Collateral Agent, the Term Loan Claimholders, any Additional Pari Passu Debt Representative or the Additional Pari Passu Claimholders shall have any duty to the Revolving Credit Facility Collateral Agent or any of the Revolving Credit Claimholders, and the Revolving Credit Facility Collateral Agent and the Revolving Credit Claimholders shall have no duty to the Term Loan Collateral Agent, any of the Term Loan Claimholders, any Additional Pari Passu Debt Representative or any of the Additional Pari Passu Claimholders to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with any Grantor (including the Revolving Credit Facility Credit Documents and the Term Loan Credit Documents), regardless of any knowledge thereof which they may have or be charged with.

7.3 No Waiver of Lien Priorities.

(a) No right of the Agents, the Revolving Credit Claimholders, the Term Loan Claimholders or the Additional Pari Passu Claimholders to enforce any provision of this Agreement or any of their respective credit documents shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Grantor or by any act or failure to act by such Agents, Revolving Credit Claimholders, Term Loan Claimholders or Additional Pari Passu Claimholders, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Revolving Credit Facility Credit Documents, Additional Pari Passu Credit Documents or any of the Term Loan Credit Documents, regardless of any knowledge thereof which the Agents or the Revolving Credit Claimholders, Additional Pari Passu Claimholders or the Term Loan Claimholders, or any of them, may have or be otherwise charged with.

(b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Grantors under the Revolving Credit Facility Credit Documents, the Term Loan Credit Documents and the applicable Additional Pari Passu Credit Documents, and subject to the provisions of Sections 2.3, 2.4 and 5.3), the Agents, the Revolving Credit Claimholders, the Term Loan Claimholders and the Additional Pari Passu Claimholders may, at any time and from time to time in accordance with the Revolving Credit Facility Credit Documents, the Term Loan Credit Documents, the Additional Pari Passu Credit Documents and/or applicable law, without the consent of, or notice to, the other Agent or the Revolving Credit Claimholders, the Term Loan Claimholders or the Additional Pari Passu Claimholders (as the case may be), without incurring any liabilities to such Persons (except for liabilities for breach of obligations under this Agreement) and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy is affected, impaired or extinguished thereby) do any one or more of the following:

(1) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Obligations or any Lien or guaranty thereof or any liability of any Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the applicable Agent or any rights or remedies under any of the Revolving Credit Facility Credit Documents, the Term Loan Credit Documents or any Additional Pari Passu Credit Documents; provided that any such increase in the Revolving Credit Obligations, the Term Loan Obligations or the Additional Pari Passu Obligations, as applicable, shall not, except to the extent permitted pursuant to Section 6.1(a), increase the sum of the Indebtedness (as defined in the Revolving Credit Agreement or Term Loan Agreement, as applicable) constituting principal under the Revolving Credit Agreement, the Term Loan Agreement or any Additional Pari Passu Loan Agreement, as applicable, and (in the case of the Revolving Credit Obligations), the face amount of any letters of credit, bank guarantees and similar instruments issued or otherwise outstanding under the Revolving Credit Agreement and not reimbursed, to an amount in excess of the Revolving Credit Facility Cap Amount (in the case of Revolving Credit Obligations) or the Term Loan Cap Amount (in the case of Term Loan Obligations) or an amount that when added to the Term Loan Cap Amount would exceed $1.45 billion (in the case of Additional Pari Passu Obligations);

(2) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Collateral (except to the extent provided in this Agreement) or any liability of any Grantor or any liability incurred directly or indirectly in respect thereof;

(3) settle or compromise any Obligation or any other liability of any Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability in any manner or order that is not inconsistent with the terms of this Agreement; and

(4) exercise or delay in or refrain from exercising any right or remedy against any security or any Grantor or any other Person, elect any remedy and otherwise deal freely with any Grantor.

(c) Except as otherwise provided herein, the Revolving Credit Facility Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, also agrees that none of the Term Loan Claimholders, the Term Loan Collateral Agent, any Additional Pari Passu Debt Representative or any of the Additional Pari Passu Claimholders shall have any liability to the Revolving Credit Facility Collateral Agent or any Revolving Credit Claimholders, and the Revolving Credit Facility Collateral Agent, on

behalf of itself and the Revolving Credit Claimholders, hereby waives any claim against any such Person, arising out of any and all actions which such Person may take or permit or omit to take with respect to:

(1) the Term Loan Credit Documents or any of the Additional Pari Passu Credit Documents;

(2) the collection of the Term Loan Obligations or the Additional Pari Passu Obligations; or

(3) the foreclosure upon, or sale, liquidation or other disposition of, any Fixed Asset Collateral.

The Revolving Credit Facility Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, agrees that neither the Term Loan Claimholders, the Term Loan Collateral Agent, any Additional Pari Passu Debt Representative nor the Additional Pari Passu Claimholders have any duty to them in respect of the maintenance or preservation of the Fixed Asset Collateral, the Term Loan Obligations or otherwise.

(d) Except as otherwise provided herein, each of the Term Loan Collateral Agent, on behalf of itself and the Term Loan Claimholders, and each Additional Pari Passu Debt Representative, on behalf of itself and the applicable Additional Pari Passu Claimholders, also agrees that the Revolving Credit Claimholders and the Revolving Credit Facility Collateral Agent shall have no liability to the Term Loan Collateral Agent, any Term Loan Claimholders, any Additional Pari Passu Debt Representative or any of the Additional Pari Passu Claimholders, and the Term Loan Collateral Agent, on behalf of itself and the Term Loan Lenders, and each Additional Pari Passu Debt Representative, on behalf of itself and the applicable Additional Pari Passu Claimholders, each hereby waives any claim against any Revolving Credit Claimholder or the Revolving Credit Facility Collateral Agent, arising out of any and all actions which the Revolving Credit Claimholders or the Revolving Credit Facility Collateral Agent may take or permit or omit to take with respect to:

(1) the Revolving Credit Facility Credit Documents;

(2) the collection of the Revolving Credit Obligations; or

(3) the foreclosure upon, or sale, liquidation or other disposition of, any Current Asset Collateral.

The Term Loan Collateral Agent, on behalf of itself and the Term Loan Claimholders, and each Additional Pari Passu Debt Representatives on behalf of itself and the applicable Additional Pari Passu Claimholders, each agrees that the Revolving Credit Claimholders and the Revolving Credit Facility Collateral Agent have no duty to them in respect of the maintenance or preservation of the Current Asset Collateral, the Revolving Credit Obligations or otherwise.

(e) Until the Discharge of Term Loan Obligations and the Discharge of Additional Pari Passu Obligations, the Revolving Credit Facility Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Fixed Asset Collateral or any other similar rights a junior secured creditor may have under applicable law.

(f) Until the Discharge of Revolving Credit Obligations, the Term Loan Collateral Agent, on behalf of itself and the Term Loan Claimholders, and each Additional Pari Passu Debt Representative, on behalf of itself and the applicable Additional Pari Passu Claimholders, each agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Current Asset Collateral or any other similar rights a junior secured creditor may have under applicable law.

7.4 Obligations Unconditional.  All rights, interests, agreements and obligations of the Revolving Credit Facility Collateral Agent and the Revolving Credit Claimholders, the Term Loan Collateral Agent and the Term Loan Claimholders, and each Additional Pari Passu Debt Representative and the Additional Pari Passu Claimholders, respectively, hereunder shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Revolving Credit Facility Credit Documents, any Term Loan Credit Documents, or any Additional Pari Passu Credit Documents, as the case may be;

(b) except as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the Revolving Credit Obligations, any Additional Pari Passu Obligations or the Term Loan Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any Revolving Credit Facility Credit Document, any Term Loan Credit Document or any Additional Pari Passu Credit Documents;

(c) except as otherwise expressly set forth in this Agreement, any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Revolving Credit Obligations, the Term Loan Obligations or the Additional Pari Passu Obligations, or any guaranty of the foregoing;

(d) the commencement of any Insolvency or Liquidation Proceeding in respect of the any Grantor; or

(e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Grantor in respect of the Revolving Credit Facility Collateral Agent, the Revolving Credit Obligations, any Revolving Credit Claimholder, the Term Loan Collateral Agent, the Term Loan Obligations, any Term Loan Claimholder, any Additional Pari Passu Debt Representative, the Additional Pari Passu Obligations or any of the Additional Pari Passu Claimholders in respect of this Agreement.

SECTION 8.  Miscellaneous.

8.1 Conflicts.  In the event of any conflict between the provisions of this Agreement and the provisions of any Revolving Credit Facility Credit Document, any Term Loan Credit Document, or any Additional Pari Passu Credit Documents, the provisions of this Agreement shall govern and control.  Notwithstanding the foregoing, the parties hereto acknowledge that, except as expressly set forth herein, this Agreement does not impose any obligations on the Loan Parties.

8.2 Effectiveness; Continuing Nature of this Agreement; Severability.  This Agreement shall become effective when executed and delivered by the parties hereto.  This is a continuing agreement of lien subordination and the Revolving Credit Claimholders, the Term Loan Claimholders and the Additional Pari Passu Claimholders may continue, at any time and without notice to any Agent, to extend credit and other financial accommodations and lend monies to or for the benefit of any Grantor in reliance hereon.  Each of the Agents, on behalf of itself and the Revolving Credit Claimholders, the Term Loan Claimholders or the Additional Pari Passu Claimholders, as the case may be, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement.  The terms of this Agreement shall survive, and shall continue in full force and effect, during and after the commencement of an Insolvency or Liquidation Proceeding.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  All references to any Grantor shall include such Grantor as debtor and debtor-in-possession and any receiver or trustee for any Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.  This Agreement shall terminate and be of no further force and effect:

(a) with respect to the Revolving Credit Facility Collateral Agent, the Revolving Credit Facility Administrative Agent, the Revolving Credit Claimholders and the Revolving Credit Obligations, on the date of the Discharge of Revolving Credit Obligations, subject to the provisions of Section 5.5 and the rights of the Revolving Credit Claimholders under Sections 4.4 and 6.4;

(b)  with respect to the Term Loan Collateral Agent, the Term Loan Administrative Agent, the Term Loan Claimholders and the Term Loan Obligations, on the date of the Discharge of Term Loan Obligations, subject to the provisions of Section 5.5 and the rights of the Term Loan Claimholders under Sections 4.4 and 6.4; and

(c) with respect to each applicable Additional Pari Passu Debt Representative, the Additional Pari Passu Claimholders of any Series and any Additional Pari Passu Obligations relating to such Series, on the date of the Discharge of Additional Pari Passu Obligations with respect to such Series only, subject to the provisions of Section 5.5 and the rights of the Additional Pari Passu Claimholders under Sections 4.4 and 6.4.

8.3 Amendments; Waivers.  No amendment, modification or waiver of any of the provisions of this Agreement by the Term Loan Collateral Agent, the Revolving Credit Facility Collateral Agent or any Additional Pari Passu Debt Representative shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time.  Notwithstanding the foregoing, no Grantor shall have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent that such amendment, modification or waiver (i) directly and adversely affects or impairs its rights under this Agreement, under the Term Loan Credit Documents, under any Additional Pari Passu Credit Documents or under the Revolving Credit Facility Credit Documents, or (ii) directly imposes any additional obligation or liability upon it.

8.4 Information Concerning Financial Condition of the Grantors and their Subsidiaries.  The Revolving Credit Facility Collateral Agent, the Revolving Credit Claimholders, the Term Loan Collateral Agent, the Term Loan Claimholders, each Additional Pari Passu Debt Representative and the Additional Pari Passu Claimholders, shall each be responsible for keeping themselves informed of (a) the financial condition of the Grantors and their Subsidiaries and all endorsers and/or guarantors of the Revolving Credit Obligations, the Term Loan Obligations and the applicable Additional Pari Passu Obligations, and (b) all other circumstances bearing upon the risk of nonpayment of the respective obligations.  None of the Agents or Claimholders shall have any duty to advise any other such Person of information known to it or them regarding such condition or any such circumstances or otherwise.  In the event that any Agent or any Claimholder undertakes at any time or from time to time to provide any such information to any of the others, it or they shall be under no obligation:

(a) to make, and shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;

(b) to provide any additional information or to provide any such information on any subsequent occasion;

(c) to undertake any investigation; or

(d) to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.5 Subrogation.

(a) With respect to the value of any payments or distributions in cash, property or other assets that any of the Term Loan Claimholders, the Term Loan Collateral Agent, any Additional Pari Passu Debt Representative or the Additional Pari Passu Claimholders (each a “Payor”) pays over to the Revolving Credit Facility Collateral Agent or the Revolving Credit Claimholders under the terms of this Agreement, such Payor shall be subrogated to the rights of the Revolving Credit Facility Collateral Agent and the Revolving Credit Claimholders; provided that, the Term Loan Collateral Agent, on behalf of itself and the Term Loan Claimholders, and Additional Pari Passu Debt Representatives for the benefit of the applicable Additional Pari Passu Claimholders, each hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Revolving Credit Obligations has occurred.  The Grantors acknowledge and agree that, to the extent permitted by applicable law, the value of any payments or distributions in cash, property or other assets received by any Payor that are paid over to the Revolving Credit Facility Collateral Agent or the Revolving Credit Claimholders pursuant to this Agreement shall not reduce any of the Term Loan Obligations or applicable Additional Pari Passu Obligations.

(b) With respect to the value of any payments or distributions in cash, property or other assets that any of the Revolving Credit Claimholders or the Revolving Credit Facility Collateral Agent pays over to the Term Loan Collateral Agent, the Term Loan Claimholders, any Additional Pari Passu Debt Representative or the Additional Pari Passu Claimholders (each such Person, a “Payee”) under the terms of this Agreement, the Revolving Credit Claimholders and the Revolving Credit Facility Collateral Agent shall be subrogated to the rights of such Payee; provided that, the Revolving Credit Facility Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Term Loan Obligations and the Discharge of Additional Pari Passu Obligations have occurred.  The Grantors acknowledge and agree that, to the extent permitted by applicable law, the value of any payments or distributions in cash, property or other assets received by the Revolving Credit Facility Collateral Agent or the Revolving Credit Claimholders that are paid over to a Payee pursuant to this Agreement shall not reduce any of the Revolving Credit Obligations.

8.6 SUBMISSION TO JURISDICTION; WAIVERS.

(a) JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF

COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK.  BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY:

(1) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

(2) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

(3) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 8.7 (OR IN THE CASE OF ANY GRANTOR ORGANIZED OR EXISTING UNDER THE LAWS OF A JURISDICTION OUTSIDE THE UNITED STATES, TO ITS AGENT SPECIFIED IN SECTION 8.18); AND

(4) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (3) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT.

(b) EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS.  EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  THIS WAIVER IS IRREVOCABLE; MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 8.6(b) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO.  IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(c) EACH OF THE PARTIES HERETO WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER REVOLVING CREDIT FACILITY LOAN DOCUMENT OR TERM LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR ACTION OF ANY PARTY HERETO.

8.7 Notices.  All notices to the Term Loan Claimholders and the Revolving Credit Claimholders permitted or required under this Agreement shall also be sent to the Term Loan Collateral Agent and the Revolving Credit Facility Collateral Agent, respectively.  Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served or sent by telecopier or mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telecopier transmission, or upon deposit in the mail with postage prepaid and properly addressed.  For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

8.8 Further Assurances.  The Revolving Credit Facility Collateral Agent, on behalf of itself and the Revolving Credit Claimholders under the Revolving Credit Facility Credit Documents, the Term Loan Collateral Agent, on behalf of itself and the Term Loan Claimholders under the Term Loan Credit Documents, the Additional Pari Passu Debt Representatives, on behalf of itself and the applicable Additional Pari Passu Claimholders under the Additional Pari Passu Credit Documents, and the Grantors, agree that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as an Agent may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement.

8.9 APPLICABLE LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8.10 Binding on Successors and Assigns.  This Agreement shall be binding upon the Revolving Credit Facility Collateral Agent, the Revolving Credit Facility Administrative Agent, the Revolving Credit Claimholders, the Term Loan Collateral Agent, the Term Loan Administrative Agent, the Term Loan Claimholders, each Additional Pari Passu Debt Representative, the Additional Pari Passu Claimholders and their respective successors and assigns.  Each Revolving Credit Facility Agent represents that it has not agreed to any modification of the provisions in the Revolving Credit Facility Credit Documents authorizing it to execute this Agreement and bind the other Revolving Credit Claimholders.  Each Term Loan Agent represents that it has not agreed to any modification of the provisions in the Term Loan Credit Documents authorizing it to execute this Agreement and bind the other Term Loan Claimholders.  Each Additional Pari Passu Debt Representative represents that it has not agreed to any modification of the provisions in the applicable Additional Pari Passu Credit Documents authorizing it to execute this Agreement and bind the Additional Pari Passu Claimholders.  Notwithstanding any implication to the contrary in any provision in any other section of the Agreement, no Agent makes any representation regarding the validity or binding effect of any of the Revolving Credit Facility Credit Documents or any of the Term Loan Credit Documents, or their authority to bind any of the Revolving Credit Claimholders or the Term Loan Claimholders through their execution of this Agreement.

8.11 Specific Performance.  Each Agent may demand specific performance of this Agreement.  The Revolving Credit Facility Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, the Term Loan Collateral Agent, on behalf of itself and the Term Loan Claimholders, and Additional Pari Passu Debt Representatives for the benefit of the applicable Additional Pari Passu Claimholders each hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by any other Agent or Claimholder, as the case may be.

8.12 Headings.  Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

8.13 Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by telecopier or other electronic image scan transmission (e.g., “PDF” or “tif” via e-mail) shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.

8.14 Authorization.  By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

8.15 No Third Party Beneficiaries.  This Agreement and the rights and benefits hereof shall inure to the benefit of each of the Agents, the Revolving Credit Claimholders and the Term Loan Claimholders, and to the extent applicable, to the Grantors.  Nothing in this Agreement shall impair, as between the Grantors and each Agent and each of the Claimholders, the obligations of the Grantors to pay principal, interest, fees and other amounts as provided in the applicable credit documents.

8.16 Provisions to Define Relative Rights; Other Intercreditor Agreements.  Except with respect to the bailee and agency provisions of Section 5.4, the provisions of this Agreement are and are intended for the purpose of defining the relative rights of the Revolving Credit Facility Collateral Agent and the Revolving Credit Claimholders on the one hand, and the Term Loan Collateral Agent, the Term Loan Claimholders, the Additional Pari Passu Debt Representatives and the Additional Pari Passu Claimholders, on the other hand.  No Grantor nor any other creditor of any Grantor shall have any rights hereunder (other than the rights of the Grantors expressly set forth in Section 8.3) and no Grantor may rely on the terms hereof, except that the Grantors may rely on Sections 5.4 and 8.3 hereof with respect to matters set forth therein and, to the extent that any provision hereof governs the priority of security interests, the Grantors may rely on such provision in making representations and warranties relating to priority of security interests in the Revolving Credit Facility Credit Documents, the Term Loan Credit Documents and the Additional Pari Passu Credit Documents.  Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay and perform the Revolving Credit Obligations, the Term Loan Obligations and the Additional Pari Passu Obligations, in each case as and when the same shall become due and payable in accordance with their terms. Nothing in this Agreement shall prevent one or more Series of Additional Pari Passu Claimholders from entering into intercreditor agreements with any other Series of Additional Pari Passu Claimholders or with the Term Loan Agents and Term Loan Claimholders in order to define the relative rights of such Agents and Claimholders with respect to the Common Collateral; provided that (i) any such agreement provides that it is subject to the terms of this Agreement, and (ii) no such agreement shall be binding on any Revolving Credit Claimholder or Revolving Credit Facility Agent or, unless an express party thereto, on any Term Loan Claimholder or any Term Loan Agent.

8.17 Actions Upon Breach.  If any Term Loan Claimholder, any of the Additional Pari Passu Claimholders or any Revolving Credit Claimholder, contrary to this Agreement, commences or participates in any action or proceeding against any Grantor or the Collateral, such Grantor, with the prior written consent of the applicable Agent, may interpose as a defense or dilatory plea the making of this Agreement, and any Claimholder may intervene and interpose such defense or plea in its or their name or in the name of such Grantor.

8.18 Joinder of Additional Grantors.  The Grantors party hereto shall cause each Person which, from time to time, after the date hereof, is required to be a Grantor pursuant to the terms of the Term Loan Credit Documents, to execute and deliver to the Agents an Intercreditor Agreement Joinder within five days (or such longer period as may be determined by the Agents in their sole discretion) of the date on which such Person becomes a party to any Revolving Credit Facility Security Document, any Additional Pari Passu Credit Documents or any Term Loan Security Document and, upon execution and delivery of such Intercreditor Joinder Agreement, such Person shall constitute a “Grantor” for all purposes hereunder with the same force and effect as if originally named as a Grantor herein.  The execution and delivery of such Intercreditor Agreement Joinder shall not require the consent of any other party hereto.  The obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 9.  Designated Fixed Asset Collateral Agent

9.1 Appointment, Duties, Powers and Authority.

(a) Each of the Term Loan Agent, for itself and on behalf of each Term Loan Claimholder, and each Additional Pari Passu Debt Representative, for itself and on behalf of the Additional Pari Passu Claimholders, irrevocably appoints and authorizes the Designated Fixed Asset Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are expressly delegated to it by the terms hereof, together with all such powers as are reasonably incidental thereto.  The Designated Fixed Asset Collateral Representative shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Claimholder or any Agent, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Designated Fixed Asset Collateral Representative shall be read into this Agreement or shall otherwise exist against the Designated Fixed Asset Collateral Representative.  The provisions of this Section 9 are solely for the benefit of the Designated Fixed Asset Collateral Representative, the Agents and the Claimholders.

(b) The Designated Fixed Asset Collateral Representative’s duties hereunder are solely ministerial and administrative in nature and it shall not have any duties or obligations except those expressly set forth herein.  Without limiting the generality of the foregoing, the Designated Fixed Asset Collateral Representative shall not have any duty to take any discretionary action or to exercise any discretionary powers, but shall be required to act or refrain from acting (and shall be fully protected in so acting or refraining from acting) solely in accordance with this Agreement, provided that it shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Designated Fixed Asset Collateral Representative or any of its Affiliates to liability or that is contrary to any applicable law.

(c) Neither the Designated Fixed Asset Collateral Representative or any of its agents, officers, shareholders, affiliates, directors, managers, administrators, trustees, partners, employees, advisors and other representatives shall be liable to the other Agents or Claimholders for any action taken or not taken by it in the absence of its own gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction.

(d) The Designated Fixed Asset Collateral Representative shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty, representation or other information made or supplied in or in connection with this Agreement, any other Credit Agreement or the Collateral, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith or the adequacy, accuracy and/or completeness of the information contained therein, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein, or (iv) the validity, effectiveness, enforceability or genuineness of this Agreement, the other Credit Agreements or any other instrument or writing furnished in connection herewith.

9.2 Exculpatory Provisions and Indemnity.

(a) The Designated Fixed Asset Collateral Representative shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement, any Credit Agreement or any other document furnished in connection herewith or therewith in accordance with the terms hereof.  The Designated Fixed Asset Collateral Representative shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person.  The Designated Fixed Asset Collateral Representative also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon.  The Designated Fixed Asset Collateral Representative may consult with legal counsel, independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

(b) The Company agrees to indemnify the Designated Fixed Asset Collateral Representative, and each of its Affiliates (each such Person being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and out-of-pocket expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution, delivery and enforcement of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the other transactions contemplated hereby, or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or expenses (A) are determined by a final judgment of a court of competent jurisdiction to have arisen by reason of the Indemnitee’s gross negligence, bad faith or willful misconduct or (B) arise from any action solely among Indemnitees, other than any such actions that arise from an act or an omission of the Company or any Subsidiary (and provided that withstanding the foregoing provisions of this clause (B), the Designated Fixed Asset Collateral Representative, acting in such capacity, shall in any event be indemnified subject to the other limitations set forth in this Section; and provided, further, that in the absence of conflicts, reimbursement of reasonable legal fees, charges and disbursements in respect of any matter for which indemnification is sought shall be limited to reasonable fees, charges and disbursements of one counsel for all such Indemnitees (and any appropriate foreign and local counsel in applicable foreign and local jurisdictions).

(c) To the extent that the Company fails to promptly pay any amount to be paid by it to the Designated Fixed Asset Collateral Representative under paragraph (b) of this Section, each Agent severally agrees to pay to the Designated Fixed Asset Collateral Representative, such Agent’s pro rata share (determined as of the time that the applicable un-reimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the un-reimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Designated Fixed Asset Collateral Representative in its capacity as such.  For purposes hereof, an Agent’s “pro rata share” shall be determined based upon its Claimholders’ share of the sum of the total outstanding Obligations at the time.

(d) To the extent permitted by applicable law, neither the Company nor any Agent shall assert, and such Persons hereby waive, any claim against the Designated Fixed Asset Collateral Representative or any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any other agreement or instrument contemplated hereby; provided that notwithstanding the foregoing, to the extent required by Section 9.2(b), the Company shall be required to indemnify each Indemnitee for any special, indirect, consequential or punitive damages of Persons other than any Indemnitee.

(e) The provisions of this Section 9.2 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or of any Credit Agreements, or any investigation made by or on behalf of the Designated Fixed Asset Collateral Representative.  All amounts due under this Section 9.2 shall be payable on written demand (together with customary backup documentation supporting such reimbursement request) therefor.

9.3 Delegation of Duties.  The Designated Fixed Asset Collateral Representative may perform any and all of its duties and exercise its rights and powers hereunder by or through any one or more sub-agents appointed by the Designated Fixed Asset Collateral Representative.  The Designated Fixed Asset Collateral Representative and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates.  Each such sub-agent and the Affiliates of the Designated Fixed Asset Collateral Representative and each such sub-agent shall be entitled to the benefits of all provisions of this Section 9 (as though such sub-agents were the “The Designated Fixed Asset Collateral Representative”) as if set forth in full herein with respect thereto.

9.4 Resignation and Removal.  The Designated Fixed Asset Collateral Representative may resign at any time by giving 30 days' prior written notice thereof to the Claimholders and the Agents.  Upon any such resignation, the Term Loan Agents and the Additional Pari Passu Debt Representatives shall have the right to appoint a successor Designated Fixed Asset Collateral Representative with the consent of the Revolving Credit Facility Agent (which consent shall not be unreasonably withheld, conditioned or delayed).  If no successor Designated Fixed Asset Collateral Representative shall have been so appointed by the Term Loan Agents and the Additional Pari Passu Debt Representatives, and shall have accepted such appointment, within 30 days after the retiring Designated Fixed Asset Collateral Representative gives notice of resignation, then the Revolving Credit Facility Agent may appoint a successor Designated Fixed Asset Collateral Representative.  Upon the acceptance of its appointment as such Designated Fixed Asset Collateral Representative hereunder by a successor Designated Fixed Asset Collateral Representative, such successor Designated Fixed Asset Collateral Representative shall thereupon succeed to and become vested with all the rights and duties of the retiring Designated Fixed Asset Collateral Representative, and the retiring Designated Fixed Asset Collateral Representative shall be discharged from its duties and obligations hereunder.  After any retiring Designated Fixed Asset Collateral Representative's resignation hereunder as Designated Fixed Asset Collateral Representative, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Designated Fixed Asset Collateral Representative.

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IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the date first written above.

CITIBANK, N.A.,
as Term Loan Administrative Agent and as Term Loan Collateral Agent

By:	/s/ David Jaffe
Name: David Jaffe
Title: Director/Vice President
Citibank, N.A. 2 Penn's Way New Castle, DE 19720 Attention of: Kenneth Rineheimer Telecopier No.: 212-994-0961 E-Mail Address: Kenneth.Rinehimer@citigroup.com

CITIBANK, N.A.,
as Revolving Credit Facility Administrative Agent and as Revolving Credit Facility Collateral Agent

By:	/s/ David Jaffe
Name: David Jaffe
Title: Director/Vice President
Citibank, N.A. 2 Penn's Way New Castle, DE 19720 Attention of: Kenneth Rinehimer Telecopier No.: 212-994-0961 E-Mail Address: Kenneth.Rinehimer@citigroup.com

Acknowledged and Agreed to by:

SOLUTIA INC.

By:	/s/ James A. Tichenor
Name:	James A. Tichenor
Title:	Authorized Officer

575 Maryville Centre Drive
P.O. Box 66760
St. Louis, Missouri  63166-6760
(courier delivers to: 575 Maryville Centre Drive, St. Louis, Missouri  63141)
Attention of:  James Tichenor and Paul J. Berra, III
Telecopier No.:  314-674-2721
E-Mail Address:

CPFILMS INC.

By:	/s/ James A. Tichenor
Name:	James A. Tichenor
Title:	Authorized Officer

c/o Solutia Inc.
575 Maryville Centre Drive
P.O. Box 66760
St. Louis, Missouri  63166-6760
(courier delivers to: 575 Maryville Centre Drive, St. Louis, Missouri  63141)
Attention of:  James Tichenor and Paul J. Berra, III
Telecopier No.:  314-674-2721
E-Mail Address:

FLEXSYS AMERICA CO.

By:	/s/ James A. Tichenor
Name:	James A. Tichenor
Title:	Authorized Officer

c/o Solutia Inc.
575 Maryville Centre Drive
P.O. Box 66760
St. Louis, Missouri  63166-6760
(courier delivers to: 575 Maryville Centre Drive, St. Louis, Missouri  63141)
Attention of:  James Tichenor and Paul J. Berra, III
Telecopier No.:  314-674-2721
E-Mail Address:

FLEXSYS AMERICA L.P.

by FLEXSYS AMERICA CO.,
its general partner

By:	/s/ James A. Tichenor
Name:	James A. Tichenor
Title:	Authorized Officer

c/o Solutia Inc.
575 Maryville Centre Drive
P.O. Box 66760
St. Louis, Missouri  63166-6760
(courier delivers to: 575 Maryville Centre Drive, St. Louis, Missouri  63141)
Attention of:  James Tichenor and Paul J. Berra, III
Telecopier No.:  314-674-2721
E-Mail Address:

MONCHEM INTERNATIONAL, INC.

By:	/s/ James A. Tichenor
Name:	James A. Tichenor
Title:	Authorized Officer

c/o Solutia Inc.
575 Maryville Centre Drive
P.O. Box 66760
St. Louis, Missouri  63166-6760
(courier delivers to: 575 Maryville Centre Drive, St. Louis, Missouri  63141)
Attention of:  James Tichenor and Paul J. Berra, III
Telecopier No.:  314-674-2721
E-Mail Address:

SOLUTIA BUSINESS ENTERPRISES, INC.

By:	/s/ James A. Tichenor
Name:	James A. Tichenor
Title:	Authorized Officer

c/o Solutia Inc.
575 Maryville Centre Drive
P.O. Box 66760
St. Louis, Missouri  63166-6760
(courier delivers to: 575 Maryville Centre Drive, St. Louis, Missouri  63141)
Attention of:  James Tichenor and Paul J. Berra, III
Telecopier No.:  314-674-2721
E-Mail Address:

SOLUTIA INTER-AMERICA, INC.

By:	/s/ James A. Tichenor
Name:	James A. Tichenor
Title:	Authorized Officer

c/o Solutia Inc.
575 Maryville Centre Drive
P.O. Box 66760
St. Louis, Missouri  63166-6760
(courier delivers to: 575 Maryville Centre Drive, St. Louis, Missouri  63141)
Attention of:  James Tichenor and Paul J. Berra, III
Telecopier No.:  314-674-2721
E-Mail Address:

SOLUTIA OVERSEAS, INC.

By:	/s/ James A. Tichenor
Name:	James A. Tichenor
Title:	Authorized Officer

c/o Solutia Inc.
575 Maryville Centre Drive
P.O. Box 66760
St. Louis, Missouri  63166-6760
(courier delivers to: 575 Maryville Centre Drive, St. Louis, Missouri  63141)
Attention of:  James Tichenor and Paul J. Berra, III
Telecopier No.:  314-674-2721
E-Mail Address:

SOLUTIA SYSTEMS, INC.

By:	/s/ James A. Tichenor
Name:	James A. Tichenor
Title:	Authorized Officer

c/o Solutia Inc.
575 Maryville Centre Drive
P.O. Box 66760
St. Louis, Missouri  63166-6760
(courier delivers to: 575 Maryville Centre Drive, St. Louis, Missouri  63141)
Attention of:  James Tichenor and Paul J. Berra, III
Telecopier No.:  314-674-2721
E-Mail Address:

S E INVESTMENT LLC

By:	/s/ James A. Tichenor
Name:	James A. Tichenor
Title:	Authorized Officer

c/o Solutia Inc.
575 Maryville Centre Drive
P.O. Box 66760
St. Louis, Missouri  63166-6760
(courier delivers to: 575 Maryville Centre Drive, St. Louis, Missouri  63141)
Attention of:  James Tichenor and Paul J. Berra, III
Telecopier No.:  314-674-2721
E-Mail Address: